                                                                EXHIBIT 10.35



                                 LOAN AGREEMENT

                                     BETWEEN

                            CCP/SHURGARD VENTURE, LLC

                                   AS BORROWER

                            THE LENDERS PARTY HERETO

                                   AS LENDERS

                                       AND

                      GENERAL ELECTRIC CAPITAL CORPORATION,

                             AS ADMINISTRATIVE AGENT

                                DECEMBER 28, 2000

                                TABLE OF CONTENTS


                                                                                                             Page No.
                                                                                                             --------
ARTICLE 1 CERTAIN DEFINITIONS ...................................................................................1
    Section 1.1      Certain Definitions.........................................................................1
    Section 1.2      Types of Loans.............................................................................16

ARTICLE 2 LOAN TERMS ...........................................................................................16
    Section 2.1      The Loan...................................................................................16
    Section 2.2      Interest Rate; Late Charge.................................................................17
    Section 2.3      Terms of Payment...........................................................................18
    Section 2.4      Security...................................................................................22
    Section 2.5      Fees    ...................................................................................22
    Section 2.6      Payments; Pro Rata Treatment; Etc..........................................................22
    Section 2.7      Yield Protection; Etc......................................................................25

ARTICLE 3 INSURANCE, CONDEMNATION, AND IMPOUNDS.................................................................31
    Section 3.1      Insurance..................................................................................31
    Section 3.2      Use and Application of Insurance Proceeds..................................................33
    Section 3.3      Condemnation Awards........................................................................33
    Section 3.4      Impounds...................................................................................34

ARTICLE 4 ENVIRONMENTAL MATTERS.................................................................................35
    Section 4.1      Certain Definitions........................................................................35
    Section 4.2      Representations and Warranties on Environmental Matters....................................35
    Section 4.3      Covenants on Environmental Matters.........................................................35
    Section 4.4      Allocation of Risks and Indemnity..........................................................36
    Section 4.5      No Waiver..................................................................................37

ARTICLE 5 LEASING MATTERS ......................................................................................37
    Section 5.1      Representations and Warranties on Leases...................................................37
    Section 5.2      Standard Lease Form; Approval Rights.......................................................37
    Section 5.3      Covenants..................................................................................38

ARTICLE 6 REPRESENTATIONS AND WARRANTIES........................................................................38
    Section 6.1      Organization and Power.....................................................................38
    Section 6.2      Validity of Loan Documents.................................................................38
    Section 6.3      Liabilities; Litigation....................................................................38
    Section 6.4      Taxes and Assessments......................................................................39
    Section 6.5      Other Agreements; Defaults.................................................................39
    Section 6.6      Compliance with Law........................................................................39
    Section 6.7      Location of Borrower.......................................................................40
    Section 6.8      ERISA .....................................................................................40
    Section 6.9      Margin Stock...............................................................................40
    Section 6.10     Tax Filings................................................................................40
    Section 6.11     Solvency...................................................................................40
    Section 6.12     Full and Accurate Disclosure...............................................................40
    Section 6.13     Single Purpose Entity......................................................................40
    Section 6.14     Management Agreement.......................................................................40

    Section 6.15     No Conflicts...............................................................................41
    Section 6.16     Title .....................................................................................41
    Section 6.17     Use of Properties..........................................................................41
    Section 6.18     Flood Zone.................................................................................41
    Section 6.19     Insurance..................................................................................42
    Section 6.20     Certificate of Occupancy; Licenses.........................................................42
    Section 6.21     Physical Condition.........................................................................42
    Section 6.22     Boundaries.................................................................................42
    Section 6.23     Separate Lots..............................................................................42
    Section 6.24     Survey ....................................................................................42
    Section 6.25     Filing and Recording Taxes.................................................................42
    Section 6.26     Investment Company Act.....................................................................43

ARTICLE 7 FINANCIAL REPORTING ..................................................................................43
    Section 7.1      Financial Statements.......................................................................43
    Section 7.2      Accounting Principles......................................................................44
    Section 7.3      Other Information..........................................................................44
    Section 7.4      Annual Budget..............................................................................44
    Section 7.5      Audits ....................................................................................44

ARTICLE 8 COVENANTS ............................................................................................44
    Section 8.1      Due on Sale and Encumbrance; Transfers of Interests........................................44
    Section 8.2      Taxes; Charges.............................................................................45
    Section 8.3      Control; Management........................................................................45
    Section 8.4      Operation; Maintenance; Inspection.........................................................46
    Section 8.5      Taxes on Security..........................................................................46
    Section 8.6      Legal Existence; Name, Etc.................................................................46
    Section 8.7      Affiliate Transactions.....................................................................47
    Section 8.8      Limitation on Other Debt...................................................................47
    Section 8.9      Further Assurances.........................................................................47
    Section 8.10     Estoppel Certificates......................................................................47
    Section 8.11     Notice of Certain Events...................................................................47
    Section 8.12     Indemnification............................................................................48
    Section 8.13     Payment For Labor and Materials............................................................48
    Section 8.14     Alterations................................................................................48
    Section 8.15     Handicapped Access.........................................................................48
    Section 8.16     Hedge Instrument...........................................................................49

ARTICLE 9 EVENTS OF DEFAULT ....................................................................................49
    Section 9.1      Payments...................................................................................49
    Section 9.2      Insurance..................................................................................50
    Section 9.3      Single Purpose Entity......................................................................50
    Section 9.4      Taxes .....................................................................................50
    Section 9.5      Sale, Encumbrance, Etc.....................................................................50
    Section 9.6      Representations and Warranties.............................................................50
    Section 9.7      Other Encumbrances.........................................................................50
    Section 9.8      Involuntary Bankruptcy or Other Proceeding.................................................50
    Section 9.9      Voluntary Petitions, etc...................................................................50
    Section 9.10     Covenants..................................................................................50

ARTICLE 10 REMEDIES ............................................................................................51
    Section 10.1     Remedies - Insolvency Events...............................................................51
    Section 10.2     Remedies - Other Events....................................................................51
    Section 10.3     Lender's Right to Perform the Obligations..................................................51

ARTICLE 11 MISCELLANEOUS .......................................................................................52
    Section 11.1     Notices ...................................................................................52
    Section 11.2     Amendments, Waivers, Etc...................................................................53
    Section 11.3     Limitation on Interest.....................................................................54
    Section 11.4     Invalid Provisions.........................................................................55
    Section 11.5     Reimbursement of Expenses..................................................................55
    Section 11.6     Approvals; Third Parties; Conditions.......................................................55
    Section 11.7     Lenders and Administrative Agent Not in Control; No Partnership............................56
    Section 11.8     Time of the Essence........................................................................56
    Section 11.9     Successors and Assigns; Secondary Market Transactions......................................56
    Section 11.10    Renewal, Extension or Rearrangement........................................................57
    Section 11.11    Waivers....................................................................................57
    Section 11.12    Cumulative Rights..........................................................................58
    Section 11.13    Singular and Plural........................................................................58
    Section 11.14    Phrases....................................................................................58
    Section 11.15    Exhibits and Schedules.....................................................................58
    Section 11.16    Titles of Articles, Sections and Subsections...............................................58
    Section 11.17    Promotional Material.......................................................................58
    Section 11.18    Survival...................................................................................59
    Section 11.19    Waiver of Jury Trial.......................................................................59
    Section 11.20    Waiver of Punitive or Consequential Damages................................................59
    Section 11.21    Governing Law..............................................................................59
    Section 11.22    Entire Agreement...........................................................................61
    Section 11.23    Counterparts...............................................................................61
    Section 11.24    Assignments and Participations.............................................................61
    Section 11.25    Brokers....................................................................................63

ARTICLE 12 LIMITATIONS ON LIABILITY.............................................................................64
    Section 12.1     Limitation on Liability....................................................................64
    Section 12.2     Limitation on Liability of Lender's Officers, Employees, etc...............................65

ARTICLE 13 ADMINISTRATIVE AGENT.................................................................................65
    Section 13.1     Appointment, Powers and Immunities.........................................................65
    Section 13.2     Reliance by Administrative Agent...........................................................66
    Section 13.3     Defaults...................................................................................66
    Section 13.4     .Rights as a Lender........................................................................66
    Section 13.5     Standard of Care; Indemnification..........................................................66
    Section 13.6     Non-Reliance on Administrative Agent and Other Lenders.....................................67
    Section 13.7     Failure to Act.............................................................................67
    Section 13.8     Resignation of Administrative Agent........................................................68

LIST OF DEFINED TERMS

                                                                                                            Page No.
                                                                                                            --------
ADDITIONAL COSTS.................................................................................................1
ADJUSTED LIBOR RATE..............................................................................................1
ADMINISTRATIVE AGENT.............................................................................................1
ADVANCE DATE.....................................................................................................1
AFFILIATE........................................................................................................1
AGREEMENT........................................................................................................1
ALLOCATED LOAN AMOUNT............................................................................................1
ALTERNATE BASE RATE..............................................................................................1
ALTERNATE BASE RATE LOANS........................................................................................2
APPLICABLE LENDING OFFICE........................................................................................2
APPRAISAL........................................................................................................2
ASSIGNMENT AND ACCEPTANCE........................................................................................2
ASSIGNMENT OF RENTS AND LEASES...................................................................................2
BASLE ACCORD.....................................................................................................2
BORROWER.........................................................................................................1
BORROWER PARTY...................................................................................................2
BORROWER'S KNOWLEDGE.............................................................................................2
BORROWER'S LIMITED LIABILITY COMPANY AGREEMENT...................................................................2
BUDGET...........................................................................................................3
BUSINESS DAY.....................................................................................................3
CALCULATED NOI ADJUSTMENTS.......................................................................................3
CASH ON CASH RETURN..............................................................................................3
COMMITMENT.......................................................................................................3
COMMITMENT LETTER................................................................................................4
CONSTRUCTION EXPENSE AUDIT.......................................................................................4
CONTRACT RATE....................................................................................................4
CONVERT, CONVERSION AND CONVERTED................................................................................4
COUNTERPARTY.....................................................................................................4
DEBT.............................................................................................................4
DEBT SERVICE.....................................................................................................4
DEBT SERVICE COVERAGE............................................................................................5
DEBT SERVICE SHORTFALL...........................................................................................5
DEFAULT RATE.....................................................................................................5
DEVELOPMENT FEE..................................................................................................5
DOLLARS AND $....................................................................................................5
ENVIRONMENTAL LAWS...........................................................................................5, 34
EURODOLLAR LOANS.................................................................................................5
EVENT OF DEFAULT.................................................................................................5
FEDERAL FUNDS RATE...............................................................................................5
GECC.............................................................................................................5
GECC-APPROVED ACQUISITION COSTS..................................................................................6
GECC-APPROVED CLOSING COSTS......................................................................................6
GECC-PROPERTY NET OPERATING INCOME...............................................................................6
GUARANTORS.......................................................................................................6
GUARANTY.........................................................................................................6
HAZARDOUS MATERIALS..........................................................................................6, 35

HEDGE INSTRUMENT.................................................................................................6
IMPROVEMENTS.....................................................................................................6
INDEBTEDNESS.....................................................................................................6
INITIAL ADVANCE AMOUNT...........................................................................................6
INTEREST BUDGET..................................................................................................6
INTEREST BUDGET RESERVE..........................................................................................6
INTEREST PERIOD..................................................................................................6
JOINDER.........................................................................................................71
JOINDER PARTIES.................................................................................................71
JOINDER PARTY....................................................................................................7
LENDER...........................................................................................................1
LENDERS..........................................................................................................1
LIBOR BASE RATE..................................................................................................7
LICENSES.....................................................................................................7, 41
LIEN.............................................................................................................7
LOAN.............................................................................................................7
LOAN DOCUMENTS...................................................................................................7
LOAN YEAR........................................................................................................8
MAJORITY LENDERS.................................................................................................8
MATERIAL ADVERSE EFFECT..........................................................................................8
MATURITY DATE....................................................................................................8
MORTGAGE.........................................................................................................8
NET CASH FLOW....................................................................................................8
NET OPERATING INCOME.............................................................................................8
NOTES............................................................................................................8
OPERATING EXPENSES...............................................................................................8
OPERATING REVENUES...............................................................................................9
PARTICIPANT......................................................................................................9
PAYMENT DATE.....................................................................................................9
PAYOR............................................................................................................9
PERMITTED ENCUMBRANCES...........................................................................................9
PERSON...........................................................................................................9
PORTFOLIO.......................................................................................................10
POTENTIAL DEFAULT................................................................................................9
PRIME RATE......................................................................................................10
PROPERTY........................................................................................................10
PROPERTY MANAGER................................................................................................10
PROPOSED LENDER.................................................................................................10
REGULATION D....................................................................................................10
REGULATORY CHANGE...............................................................................................10
RELEASE PRICE...................................................................................................10
REQUESTING LENDER...............................................................................................11
REQUIRED PAYMENT................................................................................................11
RESERVE REQUIREMENT.............................................................................................11
SECONDARY MARKET TRANSACTION....................................................................................11
SHURGARD........................................................................................................11
SINGLE PURPOSE ENTITY...........................................................................................11
SITE ASSESSMENT.................................................................................................14

SPREAD..........................................................................................................14
SPREAD REDUCTION REQUIREMENTS...................................................................................14
STANDARD NOI ADJUSTMENTS........................................................................................15
STATE...........................................................................................................15
STUB INTEREST PERIOD............................................................................................15
TAX AND INSURANCE ESCROW RESERVE................................................................................15
TAXES...........................................................................................................15
THIRD PARTY REPORTS.............................................................................................15
THRESHOLD AMOUNT................................................................................................15
TYPE............................................................................................................15

                         LIST OF EXHIBITS AND SCHEDULES


Exhibit A            -         Legal Description of Property
Exhibit B            -         Budget
Exhibit C            -         Promissory Note
                               Schedule of Loans
Exhibit D            -         Assignment and Acceptance
Schedule 1.1(f)      -         Allocated Loan Amount
Schedule 1.1(mm)     -         GECC-Approved Acquisition Costs
Schedule 1.1(nn)     -         GECC-Approved Closing Costs
Schedule 2.1         -         Advance Conditions
Schedule 2.4         -         Interest Budget Reserve
Schedule 6.3                   Liabilities; Litigation; Claims
Schedule 6.21                  Property Conditions

                                 LOAN AGREEMENT


        This Loan Agreement (this "AGREEMENT") is entered into as of December 28, 2000, among CCP/SHURGARD VENTURE, LLC, a Delaware limited liability company ("BORROWER"); each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereof and each lender that becomes a "Lender" after the date hereof pursuant to Section 11.24(b) (individually, a "LENDER" and, collectively, the "LENDERS"); and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                                   ARTICLE 1

                               CERTAIN DEFINITIONS

        SECTION 1.1 CERTAIN DEFINITIONS. As used herein, the following terms have the meanings indicated:


                (a) "ADDITIONAL COSTS" has the meaning assigned in Section 2.7(a)(i).

                (b) "ADJUSTED LIBOR RATE" means, for any Interest Period for any Eurodollar Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the Libor Base Rate for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Interest Period.

                (c) "ADVANCE DATE" has the meaning assigned in Section 2.6(c).

                (d) "AFFILIATE" means (1) any corporation in which Borrower or any partner, shareholder, director, officer, member, or manager of Borrower directly or indirectly owns or controls more than ten percent (10%) of the beneficial interest, (2) any partnership, joint venture or limited liability company in which Borrower or any partner, shareholder, director, officer, member, or manager of Borrower is a partner, joint venturer or member, (3) any trust in which Borrower or any partner, shareholder, director, officer, member or manager of Borrower is a trustee or beneficiary, (4) any entity of any type which is directly or indirectly owned or controlled by Borrower or any partner, shareholder, director, officer, member or manager of Borrower, (5) any partner, shareholder, director, officer, member, manager or employee of Borrower,
        (6) any Person related by birth, adoption or marriage to any partner, shareholder, director, officer, member, manager, or employee of Borrower, or (7) any Borrower Party.

                (e) "AGREEMENT" means this Loan Agreement, as amended from time to time.

                (f) "ALLOCATED LOAN AMOUNT" means, for each Property, the amount of the Loan allocated to such Property by GECC and set forth on Schedule 1.1(f); provided, however, that if there is not then any uncured Event of Default or Potential Default the amounts shown on Schedule 1.1(f) shall be reduced, pro rata based on the relative amounts shown on
        Schedule 1.1(f) for each Property, by any unfunded and unavailable Loan amount

        (which shall not include any un-funded portion of the Interest Budget), if any, remaining after the last Additional Advance has been made pursuant to Schedule 2.1 hereof.

                (g) "ALTERNATE BASE RATE" means, (x) for any day that the Spread Reduction Requirements have not been met, a rate per annum equal to the Prime Rate in effect for such day, or (y) for any day that the Spread Reduction Requirements have been met, a rate per annum equal to the Prime Rate in effect for such day minus twenty-five (25) basis points.

                (h) "ALTERNATE BASE RATE LOANS" means Loans that bear interest at rates based upon the Alternate Base Rate.

                (i) "APPLICABLE LENDING OFFICE" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the respective signature pages hereof or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to Administrative Agent and Borrower as the office by which its Loans of such Type are to be made and maintained.

                (j) "APPRAISAL" means an appraisal of a Property or Properties, as the case may be, prepared by an MAI appraiser satisfactory to Administrative Agent, which appraisal must also (a) satisfy the requirements of Title XI of the Federal Institution Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder (including the appraiser with respect thereto) and (b) be otherwise in form and substance satisfactory to Administrative Agent.

                (k) "ASSIGNMENT AND ACCEPTANCE" means an Assignment and Acceptance, duly executed by the parties thereto, in substantially the form of Exhibit D hereto and consented to by Administrative Agent in accordance with Section 11.24(b).

                (l) "ASSIGNMENT OF RENTS AND LEASES" means each of the Assignments of Rents and Leases, executed by Borrower for the benefit of Administrative Agent (on behalf of the Lenders), and pertaining to leases of space in the Properties, as the same may be modified or amended from time to time.

                (m) "BASLE ACCORD" means the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

                (n) "BORROWER PARTY" means any Joinder Party, any Guarantor, any general partner or managing member in Borrower, and any general partner in any partnership or any managing member in a limited liability company that is a general partner or managing member in Borrower, at any level.

                (o) "BORROWER'S KNOWLEDGE" means the actual knowledge of any one or more of Shurgard, Shurgard Storage Centers, Inc., or Chase, and for purposes of this definition the knowledge of Chase shall be limited to the knowledge of Patrick J. Sullivan and Brett Rowland.

                (p) "BORROWER'S LIMITED LIABILITY COMPANY AGREEMENT" means that certain Amended and Restated Limited Liability Company Agreement of CCP/Shurgard Venture, LLC dated as of December 26, 2000 by Shurgard Development IV, Inc., a Washington corporation, and CCPRE-Storage, LLC, a Delaware limited liability company.

                (q) "BUDGET" means the budget attached as Exhibit B showing total costs relating to the subject transaction, use of the initial advance of the Loans, and amounts allocated for future advances (if any).

                (r) "BUSINESS DAY" means (a) any day other than a Saturday, a Sunday, or other day on which commercial banks located in the New York City are authorized or required by law to remain closed and (b) in connection with a borrowing of, a payment or prepayment of principal of or interest on, a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by Borrower with respect to any such borrowing, payment, prepayment or Conversion, the term "Business Day" shall also exclude a day on which banks are not open for dealings in Dollar deposits in the London interbank market.

                (s) "CALCULATED NOI ADJUSTMENTS" means, when calculating Net Operating Income, adjustments thereto made by GECC as follows:

                        (i) The occupancy rate used for each Property in the
                calculation shall be the lesser of (x) the actual occupancy rate, or (y) eighty-five percent (85%); and

                        (ii) GECC may, in GECC's reasonable discretion, adjust
                Net Operating Income to account for seasonal income usage trends in the self-storage industry as they specifically relate to each Property; provided, however, that

                        (A) GECC will not adjust Net Operating Income for such
                seasonal income and usage trends by more than (w) plus two percent (2%) during any first calendar quarter, (x) minus one percent (1%) during any second calendar quarter, (y) minus two percent (2%) during any calendar third quarter, and (z) plus one percent (1%) during any calendar fourth quarter; and

                        (B) Each time GECC elects to adjust Net Operating Income
                under clause (i) above, GECC shall adjust Net Operating Income for a whole calendar year after the election is made, it being the intent of GECC and Borrower to use such adjustments for a whole year in order to account for all seasonal variations so that both positive and negative adjustments are taken into consideration, even though such adjustments are calculated on a quarterly basis.

                (t) "CASH ON CASH RETURN" means the ratio, expressed as a percentage, of (1) annualized Net Operating Income or GECC-Projected Net Operating Income, as applicable, to (2) the outstanding principal balance of the Loans.

                (u) "COMMITMENT" means, as to each Lender, the obligation of such Lender to make a Loan in a principal amount up to but not exceeding the amount set opposite the name of such Lender on Schedule 1 under the caption "Commitment" or, in the case of a Person that becomes a Lender pursuant to an assignment permitted under Section 11.24(b), as specified in the respective instrument of assignment pursuant to which such assignment is effected. The original aggregate principal amount of the Commitments is $67,700,000.00.

                (v) "COMMITMENT LETTER" means the commitment letter, dated November 14, issued by GECC and accepted by Borrower on November 15, 2000.

                (w) "CONVERT", "CONVERSION" and "CONVERTED" refer to a conversion pursuant to the terms of this Agreement of one Type of Loans into another Type of Loans, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

                (x) "CONTRACT RATE" has the meaning assigned in ARTICLE 1.

                (y) "CONSTRUCTION EXPENSE AUDIT" means a construction expense audit with respect to a Property performed by or on behalf of Administrative Agent, and approved by Administrative Agent, with respect to each Property and which generally will include the following procedures: (i) review an itemization of actual Property costs incurred;
        (ii) review general contractor's contract, developer's contract, and select subcontractor's contract as determined by Administrative Agent;
        (iii) review the final applications for payment and fees under the respective contracts and verify total payment amounts; (iv) review general and temporary condition costs on the final applications for payment; and (v) select a sample of Property positions as determined by Administrative Agent and confirm the employee position per the final application for payment or cost to the Property cost report to the appropriate contract.

                (z) "COUNTERPARTY" has the meaning provided to it in Section
        8.16.

                (aa) "DEBT" means, for any Person, without duplication: (1) all indebtedness of such Person for borrowed money, for amounts drawn under a letter of credit, or for the deferred purchase price of property for which such Person or its assets is liable, (2) all unfunded amounts under a loan agreement, letter of credit, or other credit facility for which such Person would be liable, if such amounts were advanced under the credit facility, (3) all amounts required to be paid by such Person as a guaranteed payment to partners, members (or other equity holders) or a preferred or special dividend, including any mandatory redemption of shares or interests, (4) all indebtedness guaranteed by such Person, directly or indirectly, (5) all obligations under leases that constitute capital leases for which such Person is liable, and (6) all obligations of such Person under interest rate swaps, caps, floors, collars and other interest hedge agreements, in each case whether such Person is liable contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss.

                (bb) "DEBT SERVICE" means the aggregate interest and other payments due under the Loans, and on any other outstanding permitted Debt relating to any Property or the Portfolio approved by Administrative Agent for the period of time for which calculated, but excluding payment of Net Cash Flow applied to (1) reduction of principal, and (2) escrows or reserves required by Administrative Agent.

                (cc) "DEBT SERVICE COVERAGE" means, for the period of time for which calculation is being made, the ratio of (x) GECC-Projected Net Operating Income or Net Operating Income, as the case may be, to (y) Debt Service. The Debt Service Coverage Ratio shall be as determined by Administrative Agent based upon the most recent reports required to have been submitted by Borrower under Section 7.1 (or, if no such reports have been so submitted, such other information as Administrative Agent shall determine in its sole discretion), which determination shall be conclusive in the absence of manifest error.

                (dd) "DEBT SERVICE SHORTFALL" means, for a month, an amount equal to the positive difference, if any, of (x) the Debt Service due and payable with respect to the Loans for such month, less (y) the sum of (i) Net Operating Income for such month, and (ii) Organizational Expenses for such month.

                (ee) "DEFAULT RATE" means the lesser of (a) the maximum rate of interest allowed by applicable law, and (b) five percent (5%) per annum in excess of (i) with respect to Alternate Base Rate Loans, the Alternate Base Rate as in effect from time to time or (ii) with respect to Eurodollar Loans, the respective Contract Rate for such Eurodollar Loan.

                (ff) "DEVELOPMENT FEE" means a development fee payable to Shurgard with respect to each Property in an amount equal to five percent (5%) of the costs of the land that is a part of the Property, and all other hard and soft costs and contingency costs related to the development of such Property as set forth on the Budget but only up to the amount actually incurred.

                (gg) "DOLLARS" and "$" means lawful money of the United States of America.

                (hh) "ENVIRONMENTAL LAWS" has the meaning assigned in ARTICLE 4.

                (ii) "EURODOLLAR LOANS" means Loans that bear interest at rates based on rates referred to in the definition of "Libor Base Rate".

                (jj) "EVENT OF DEFAULT" has the meaning assigned in ARTICLE 9.

                (kk) "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal

        Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate charged to Bankers Trust Company on such Business Day on such transactions as determined by Administrative Agent, or such other commercial bank as selected by Administrative Agent.

                (ll) "GECC" means General Electric Capital Corporation.

                (mm) "GECC-APPROVED ACQUISITION COSTS" means the costs of acquiring the land that included in each Property and the costs related to the substantial completion of the improvements to the Property, which shall include, without limitation, the Development Fee, and verified by a Construction Expense Audit, including, without limitation, those set forth in Schedule 1.1(mm).

                (nn) "GECC-APPROVED CLOSING COSTS" means the actual costs and expenses incurred and paid by Borrower in connection with the closing of the Loan and the acquisition of the Portfolio, to the extent the same are approved by Administrative Agent, including, without limitation, those costs set forth in Schedule 1.1(nn).

                (oo) "GECC-PROJECTED NET OPERATING INCOME" means GECC's estimate of the Net Operating Income to be generated by each Property upon such Property's achieving a maximum of 80% occupancy and taking into account and subject to the Standard NOI Adjustments.

                (pp) "GUARANTORS" means the Persons, if any, executing a Guaranty.

                (qq) "GUARANTY" means the instruments of guaranty, if any, now or hereafter in effect from a Guarantor to Administrative Agent (on behalf of the Lenders).

                (rr) "HAZARDOUS MATERIALS" has the meaning assigned in ARTICLE
        4.

                (ss) "HEDGE INSTRUMENT" shall have the meaning given to is in
        Section 8.16.

                (tt) "IMPROVEMENTS" has the meaning assigned to it in the Mortgage.

                (uu) "INDEBTEDNESS" has the meaning assigned to it in the Mortgage.


                (vv) "INITIAL ADVANCE AMOUNT" means an amount that, when funded, generates not less than (i) a 15% Cash on Cash Return based upon the GECC-Projected Net Operating Income, and (ii) a 1.50:1.0 Debt Service Coverage based on GECC-Projected Net Operating Income.

                (ww) "INTEREST BUDGET" means an amount equal to Administrative Agent's estimate of the negative difference between (x) the GECC-Projected Net Operating Income, less (y) the Debt Service due under the Loan for the Term of the Loan.

                (xx) "INTEREST BUDGET RESERVE" means the interest reserve set forth in Schedule 2.4.

                (yy) "INTEREST PERIOD" means, for any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Loan of another Type or (in the event of a Continuation) the last day of the next preceding Interest Period for such Loan, and ending on the first Business Day of the next calendar month; provided that, if any Interest Period would otherwise end after the Maturity Date, such Loan shall not be Continued as, or Converted into, a Eurodollar Loan and shall bear interest at the Alternate Base Rate. In no event may Borrower have more than one Interest Period in respect of Eurodollar Loans from all Lenders outstanding at any one time and to the extent any Loan does not qualify for such Interest Period, such loan shall bear interest at the Alternative Base Rate. The first Interest Period shall be the Stub Interest Period.

                (zz) "JOINDER PARTY" means the Persons, if any, executing the Joinder hereto.

                (aaa) "LIBOR BASE RATE" means, for any Interest Period for any Eurodollar Loan, the rate per annum appearing on Page 3750 of the Dow Jones Markets (Telerate) Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 A.M. London time on the date two Business Days prior to the first day of such Interest Period as the rate for the offering of Dollar deposits having a term comparable to such Interest Period, provided that if such rate does not appear on such page, or if such page shall cease to be publicly available, or if the information contained on such page, in the reasonable judgment of Administrative Agent shall cease accurately to reflect the rate offered by leading banks in the London interbank market as reported by any publicly available source of similar market data selected by Administrative Agent, the Libor Base Rate for such Interest Period shall be determined from such substitute financial reporting service as Administrative Agent in its discretion shall determine.

                (bbb) "LICENSES" has the meaning assigned in Section 6.20.

                (ccc) "LIEN" means any interest or, with respect to Georgia Property, any claim thereof, in any Property securing an obligation owed to, or a claim by, any Person other than the owner of such Property, whether such interest is based on common law, statute or contract, including the lien or security interest arising from a deed of trust, mortgage, assignment, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting such Property.

                (ddd) "LOAN" means the loans to be made by Lenders to Borrower under this Agreement and all other amounts evidenced or secured by the Loan Documents.

                (eee) "LOAN DOCUMENTS" means: (1) this Agreement, (2) the Notes,
        (3) the Guaranty, (4) any letter of credit provided to Administrative Agent in connection with the Loan, (5) the Mortgage, (6) the Assignment of Rents and Leases, (7) Uniform Commercial Code financing statements,
        (8) such assignments of management agreements, contracts and other rights as may be required under the Commitment or otherwise requested by Administrative Agent, (9) all other documents evidencing, securing, governing or otherwise pertaining to the Loans, and (10) all amendments, modifications, renewals, substitutions and replacements of any of the foregoing.

                (fff) "LOAN YEAR" means the period between the date hereof and December 31, 2001 for the first Loan Year and the period between each succeeding January 1 and December 31 until the Maturity Date.

                (ggg) "MAJORITY LENDERS" means Lenders holding at least 66.7% of the aggregate outstanding principal amount of the Loans or, if the Loans shall not have been made, at least 66.7% of the Commitments.

                (hhh) "MANAGEMENT AGREEMENT" has the meaning assigned in Section 6.14.

                (iii) "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, property, financial condition, operation, or income of the Borrower, (b) the ability of the Borrower to perform or adhere to its obligations under this Agreement or any Loan Document, or (c) the Property or any portion thereof.

                (jjj) "MATURITY DATE" means the earlier of (1) subject to extension under Section 2.3(c), December 31, 2003 or (2) any earlier date on which the Loans are required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents.

                (kkk) "MORTGAGE" means, collectively, any and all of the following: Mortgage, Security Agreement and Fixture Filing, the Deed of Trust, Security Agreement and Fixture Filing, or the Deed to Secure Debt, Security Agreement and Fixture Filing, that are executed by Borrower in favor of Administrative Agent (on behalf of the Lenders), encumbering the Portfolio as security for the Loan, and any amendments, modifications, renewals, substitutions, consolidations, severances and replacements thereof.

                (lll) "NET CASH FLOW" means, for any period, the amount by which Operating Revenues exceed the sum of (1) Operating Expenses, (2) Debt Service and (3) any actual payment into impounds, escrows, or reserves required by Administrative Agent, except to the extent included within the definition of Operating Expenses.

                (mmm) "NET OPERATING INCOME" means the amount by which Operating Revenues exceed Operating Expenses, and taking into account and subject to the Standard NOI Adjustments and Calculated NOI Adjustments.

                (nnn) "NOTES" means the promissory notes of even date herewith as provided for in Section 2.1(d) in the aggregate stated principal amount of $67,700,000.00, and all promissory notes delivered in substitution or exchange therefor, in each case as the same may be consolidated, replaced, severed, modified, amended or extended from time to time.

                (ooo) "OPERATING EXPENSES" means, for each Property or the Portfolio, as the case may be, all reasonable and necessary expenses of operating the Property or the Portfolio, as the case may be, in the ordinary course of business which are paid in cash by Borrower and which are directly associated with and fairly allocable to the Property or the Portfolio, as the case may be, for the applicable period, including ad valorem real estate taxes and assessments, insurance premiums, regularly scheduled tax impounds paid to Administrative Agent, maintenance costs, management fees and costs not to exceed the greater of $2,000 per Property per month or five percent (5%) of Operating Revenues, accounting, legal, and other professional fees, and other expenses incurred by Administrative Agent and reimbursed by Borrower under this Agreement and the other Loan Documents, deposits to any capital replacement reserves required by Administrative Agent, wages, salaries, and personnel expenses, but excluding Debt Service, capital expenditures, any of the foregoing expenses which are paid from deposits to cash reserves previously included as Operating Expenses, any payment or expense for which Borrower was or is to be reimbursed from proceeds of the Loans or insurance or by any third party, and any non-cash charges such as depreciation and amortization. Any management fee or other expense payable to Borrower or to an Affiliate of Borrower other than the fees and expenses permitted under this Agreement and the other Loan Documents shall be included as an Operating Expense only with Administrative Agent's prior approval under the Loan Documents. Operating Expenses shall not include federal, state or local income taxes or legal and other professional fees unrelated to the operation of the Property or the Portfolio, as the case may be.

                (ppp) "OPERATING REVENUES" means, with respect to each Property or the Portfolio, as the case may be, all cash receipts of Borrower from operation of the Property or the Portfolio, as the case may be, or otherwise arising in respect of the Property or the Portfolio, as the case may be, after the date hereof which are properly allocable to the Property or the Portfolio, as the case may be, for the applicable period, including receipts from leases and parking agreements, concession fees and charges and other miscellaneous operating revenues, proceeds from rental or business interruption insurance, proceeds of any loans (other than the Loans and any refinancing of the Loans) obtained by Borrower after the date hereof which are secured by the Property or the Portfolio, as the case may be, (less only reasonable and customary expenses incurred in procuring and closing such loan and actually paid in cash to individuals or entities other than Borrower or any Affiliate of Borrower and without implying any consent of Administrative Agent or any Lender to the granting of any security for any such loans), withdrawals from cash reserves (except to the extent any operating expenses paid therewith are excluded from Operating Expenses), but excluding security deposits and earnest money deposits until they are forfeited by the depositor, advance rentals until they are earned, and proceeds from a sale or other disposition.

                (qqq) "ORGANIZATIONAL EXPENSES" means all reasonable and necessary expenses of operating Borrower in the ordinary course of business which are not directly allocable to or related to the Property, which are paid in cash by Borrower to third parties and which are not included in Operating Expenses. To be included in Operating Expenses, costs and expenses incurred in the operation of Borrower must be included in the Budget.

                (rrr) "PARTICIPANT" has the meaning assigned in Section
        11.24(c).

                (sss) "PAYMENT DATE" has the meaning assigned in Section 2.3(a).

                (ttt) "PAYOR" has the meaning assigned in Section 2.6(c).

                (uuu) "PERMITTED ENCUMBRANCES" has the meaning set forth in the Mortgage.

                (vvv) "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity.

                (www) "POTENTIAL DEFAULT" means the occurrence of any event or condition which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

                (xxx) "PORTFOLIO" means collectively, all of the Properties then securing the Loans.

                (yyy) "PRIME RATE" means the highest prime rate (or base rate) reported in the Money Rates column or section of The Wall Street Journal as the rate in effect for corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank) from time to time. If The Wall Street Journal ceases publication of the Prime Rate, the "Prime Rate" shall mean the prime rate (or base rate) announced by Bankers Trust Company, New York, New York (whether or not such rate has actually been charged by such bank). If such bank discontinues the practice of announcing the Prime Rate, the "Prime Rate" shall mean the prime or base rate charged by a large United States commercial bank selected by Administrative Agent to its most creditworthy large corporate borrowers.

                (zzz) "PROPERTY" means individually each, and "Properties" means collectively, all, of the twenty-one (21) tracts or parcels of real property described in Exhibit A, the self storage facilities located on each parcel, and all related facilities, amenities, fixtures, and personal property owned by Borrower and any improvements now or hereafter located therein.

                (aaaa) "PROPERTY MANAGER" means the property manager under a Management Agreement.


                (bbbb) "PROPOSED LENDER"" has the meaning assigned in Section 2.7(g).

                (cccc) "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System of the United States of America (or any successor), as the same may be modified and supplemented and in effect from time to time.

                (dddd) "REGULATORY CHANGE" means, with respect to any Lender, any change after the date hereof in Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                (eeee) "RELEASE PRICE" means the price to be paid by Borrower to Administrative Agent (on behalf of the Lenders) for the release of a Property pursuant to Section 2.3(d) and calculated as follows: if the Debt Service Coverage (as determined using actual Net Operating Income and Debt Service during the three (3) calendar month period prior to the release in question and annualizing the results thereof after taking into account the release of the Property),

                        (i) is equal to a greater than 1.50:1.0, then the
                Allocated Loan Amount for such Property;

                        (ii) is equal to or greater than 1.20:1.0 but less than
                1.50:1.0, then 110% of the Allocated Loan Amount for such Property; and

                        (iii) is equal to or greater than 1.0:1.0 but less than
                1.20:1.0, then 130% of the Allocated Loan Amount for such Property.

                (ffff) "REQUESTING LENDER" has the meaning assigned in Section 2.7(g).

                (gggg) "REQUIRED PAYMENT" has the meaning assigned in Section 2.6(c).

                (hhhh) "RESERVE REQUIREMENT" means, for any Interest Period for any Eurodollar Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change with respect to (i) any category of liabilities that includes deposits by reference to which the Libor Base Rate for any Interest Period for any Eurodollar Loans is to be determined as provided in the definition of "Libor Base Rate" or (ii) any category of extensions of credit or other assets that includes Eurodollar Loans.

                (iiii) "SECONDARY MARKET TRANSACTION" has the meaning assigned in Section 11.9(b).

                (jjjj) "SHURGARD" means Shurgard Development IV, Inc., a Washington corporation.

                (kkkk) "SINGLE PURPOSE ENTITY" shall mean a corporation, limited partnership or limited liability company which at all times on and after the date hereof, unless otherwise approved in writing by Administrative
        Agent:

                        (i) is organized solely for the purpose of one of the
                following: (a) acquiring, developing, owning, holding, selling, leasing, transferring, exchanging, managing and operating the Portfolio, entering into this Agreement, refinancing the Portfolio in connection with a permitted repayment of the Loans, and transacting any and all lawful business that is incident, necessary and appropriate to accomplish the foregoing or (b) acting as the sole managing member of Borrower;

                        (ii) is not engaged and will not engage in any business
                unrelated to (a) the acquisition, development, ownership, management or operation of the Portfolio or (b) acting as the sole managing member of Borrower;

                        (iii) does not have and will not have any assets other
                than those related to (a) the Property or (b) its membership interest in Borrower;

                        (iv) has not engaged, sought or consented to and will
                not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, sale of all or substantially all of its assets, transfer of partnership or membership interests (if such entity is a general partner in a limited partnership or a member in a limited liability company), or any amendment of its articles of incorporation, by-laws, limited partnership certificate, limited partnership agreement, articles of organization, certificate of formation or operating agreement (as applicable) with respect to the matters set forth in this definition;

                        (v) if such entity is (i) a limited liability company,
                has articles of organization, a certificate of formation and/or an operating agreement, as applicable, (ii) a limited partnership, has a certificate of limited partnership and limited partnership agreement, or (ii) a corporation, has a certificate of incorporation or articles of incorporation, that in each case provide that such entity (a) will not dissolve, merge, liquidate or consolidate; (b) sell all or substantially all of its assets or the assets of any other entity in which it has a direct or indirect legal or beneficial ownership interest;
                (c) engage in any other business activity, other than as permitted pursuant to the Loan Documents, or amend its organizational documents with respect to the matters set forth in this definition without the consent of Administrative Agent; and (d) shall not file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest or is the direct or indirect general partner or manager without the affirmative vote of all of the directors of the entity;

                        (vi) if such entity is a limited partnership, has as its
                only general partner a Single Purpose Entity;

                        (vii) is and will remain solvent and pay its debts and
                liability (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due, and is maintaining and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

                        (viii) has not failed and will not fail to correct any
                known misunderstanding regarding the separate identity of such entity;

                        (ix) has maintained and will maintain its accounts,
                books and records separate from any other Person and will file its own tax returns, except to the extent that it is required to file consolidated tax returns by law;

                        (x) has not commingled and will not commingle its funds
                or assets with those of any other Person;

                        (xi) has held and will hold its assets in its own name;

                        (xii) has maintained and will maintain financial
                statements that properly and accurately show its separate assets and liabilities and do not show the assets or liabilities of any other Person, and has not permitted and will not permit its assets to be listed as assets on the financial statement of any other entity;

                        (xiii) has paid and will pay its own liabilities and
                expenses, including, but not limited to, the salaries of its own employees (if any), out of its own funds and assets, and has maintained and will maintain a sufficient number of employees in light of its contemplated business operations;

                        (xiv) has observed and will observe all corporate,
                partnership or limited liability company formalities, as applicable;

                        (xv) has not incurred and will not incur any Debt other
                than (a) with respect to Borrower, the Loans and (b) trade and operational debt which is (i) incurred in the ordinary course of business, (ii) not more than sixty (60) days past due, (iii) with trade creditors, (iv) with respect to Borrower, in the aggregate, in an amount less than $3,000,000.00, (v) not evidenced by a note, and (vi) paid when due. No Debt other than the Loans may be secured (subordinate or pari passu) by the Property;

                        (xvi) has not and will not assume or guarantee or become
                obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except as permitted pursuant to this Agreement;

                        (xvii) has not and will not acquire obligations or
                securities of its members or shareholders or any other affiliate;

                        (xviii) has allocated and will allocate fairly and
                reasonably any overhead expenses that are shared with an affiliate, including, but not limited to, paying for shared office space and services performed by any officer or employee of an affiliate;

                        (xix) maintains and uses and will maintain and use
                separate invoices and checks bearing its name. The stationary, invoices, and checks utilized by the Single Purpose Entity or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being the Single Purpose Entity's agent;

                        (xx) except in connection with the Loans, has not
                pledged and will not pledge its assets for the benefit of any other Person;

                        (xxi) has conducted business, held itself out and
                identified itself and will conduct business, hold itself out and identify itself as a separate and distinct entity under its own name or in a name franchised or licensed to it by a Person other than an affiliate of Borrower and not as a division or part of any other Person;

                        (xxii) has maintained and will maintain its assets in
                such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

                        (xxiii) has not made and will not make loans to any
                Person or hold evidence of indebtedness issued by any other Person (other than cash and securities issued by an entity that is not an affiliate or subject to common ownership with such entity);

                        (xxiv) has not identified and will not identify its
                partners, members or shareholders, or any affiliate of any of them, as a division or part of it, and has not identified itself and shall not identify itself as a division of any other Person;

                        (xxv) has not entered into or been a party to, and will
                not enter into or be a party to, any transaction with its partners, members, shareholders or affiliates except in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party;

                        (xxvi) has not and will not have any obligation to
                indemnify its partners, officers, directors or members, as the case may be, unless such obligation is fully subordinated to the Indebtedness and will not constitute a claim against it in the event that, after payment of the Indebtedness, cash flow is insufficient to pay such obligation;

                        (xxvii) if such entity is a corporation, it is required
                to consider the interests of its creditors in connection with all corporate actions;

                        (xxviii) does not and will not have any of its
                obligations guaranteed by any affiliate.

                        (llll) "SITE ASSESSMENT" means an environmental
                engineering report for each Property prepared by an engineer engaged by Administrative Agent at Borrower's expense, and in a manner satisfactory to Administrative Agent, based upon an investigation relating to and making appropriate inquiries concerning the existence of Hazardous Materials on or about such Property, and the past or present discharge, disposal, release or escape of any such substances, all consistent with good customary and commercial practice.

                        (mmmm) "SPREAD" means (x) for calendar quarter periods
                when the Spread Reduction Requirements are not achieved, 275 basis points, and (y) for calendar quarter periods when the Spread Reduction Requirements are achieved, 250 basis points.

                        (nnnn) "SPREAD REDUCTION REQUIREMENTS" means the
                following requirements based upon the immediately preceding three (3) calendar month period: (i) the Portfolio has generated a 1.50:1.0 Debt Service Coverage, as determined using actual Net Operating Income and Debt Service (during the three (3) calendar month period prior to the month within which the release in question occurs and annualizing the results thereof), (ii) a fifteen percent (15%) Cash on Cash Return (as determined using actual Net Operating Income and Debt Service during the three
                (3) calendar month period prior to the month within which the release in question occurs and annualizing the results thereof), and (iii) no Event of Default or Potential Default exists under this Agreement or any Loan Document.

                        (oooo) "STANDARD NOI ADJUSTMENTS" means the following
                adjustments to Net Operating Income: (a) debiting from Net Operating Income an amount for reserves equal to $0.15 per rentable square foot of the Portfolio; (b) assuming an Operating Expense for a five percent (5%) management fee; and (c) reducing Net Operating Income by an amount equal to the income generated at any Property from activities other than the rental of storage units (including late fees) in excess of seven percent (7%) of the total Operating Revenues generated at such Property during the period in question.

                        (pppp) "STATE" means the State of New York.

                        (qqqq) "STUB INTEREST PERIOD" has the meaning assigned
                in Section 2.3(a).

                        (rrrr) "TAX AND INSURANCE ESCROW RESERVE" has the
                meaning assigned in Section 3.4.

                        (ssss) "TAXES" has the meaning assigned in Section 8.2.

                        (tttt) "THIRD PARTY REPORTS" means all third party
                reports relating to one or more Properties, including, without limitations, any and all engineering reports, environmental reports, Construction Expense Audits and credit reports (regardless of who completed said reports), each in form and substance satisfactory to Administrative Agent and the Lenders and all such third party reports must be performed for the use and reliance of Administrative Agent and the Lenders, and Administrative Agent's and the Lenders' affiliates, successors, assigns, rating agencies, and other institutional investors who acquire as interest in the Loan.

                        (uuuu) "THRESHOLD AMOUNT" means $150,000.00.

                        (vvvv) "TYPE" has the meaning assigned in Section 1.2.

        SECTION 1.2 TYPES OF LOANS. Loans hereunder are distinguished by "TYPE". The "TYPE" of a Loan refers to whether such Loan is an Alternate Base Rate Loan or a Eurodollar Loan, each of which constitutes a Type.

                                   ARTICLE 2

                                   LOAN TERMS

        SECTION 2.1 THE LOAN.

                (a) LOANS. Each Lender severally agrees, on the terms and conditions of this Agreement, to make a term loan to Borrower in Dollars in a principal amount up to but not exceeding the amount of the Commitment of such Lender, which in the aggregate will be up to SIXTY-SEVEN MILLION SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($67,700,000.00) (inclusive of the amount allocated for funding under the Interest Budget) shall be funded in one or more advances and repaid in accordance with this Agreement; provided, however, that notwithstanding the foregoing of this sentence, GECC shall be the Lender obligated to fund the Loan advances during the first Loan Year. All advances of the Loans shall be made in accordance with the Budget. The initial advance of the Loan, in the amount of the Initial Advance Amount, shall be made in accordance with the Budget upon Borrower's satisfaction of the conditions to initial advance described in Schedule
        2.1. Administrative Agent and Lenders acknowledge that, except as specifically set forth on Schedule 2.1, all such conditions have been satisfied or waived with respect only to the initial advance hereunder. Subsequent advances (with the parties acknowledging that GECC will be the only Lender responsible to make subsequent advances) for the items shown on the Budget shall be made upon Borrower's satisfaction of the conditions for such advances described in Schedule 2.1. Notwithstanding anything to the contrary in this Agreement or the Loan Documents, the maximum principal amount of the Loan (including all amounts allocated for funding under the Interest Budget) shall not exceed 60% of the sum of the GECC-Approved Acquisition Costs and the GECC-Approved Closing Costs.

                (b) LENDING OFFICES. The Loans of each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                (c) SEVERAL OBLIGATIONS. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan, but neither any Lender nor Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender.

                (d) NOTES.

                        (i) LOAN NOTES. The Loans made by each Lender shall be
                evidenced by a single promissory note of Borrower substantially in the form of Exhibit C, payable to such Lender in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed.

                        (ii) ENDORSEMENT ON NOTES. The date, amount, Type,
                interest rate and duration of Interest Period (if applicable) of each Loan made by each Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of the Note held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof; provided that the failure of such Lender to make any such recordation or endorsement shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder or under such Note in respect of such Loans.

                        (iii) SUBSTITUTION, EXCHANGE AND SUBDIVISION OF NOTES.
                No Lender shall be entitled to have its Notes substituted or exchanged for any reason, or subdivided for promissory notes of lesser denominations, except in connection with a permitted assignment of all or any portion of such Lender's Commitment, Loans and Note pursuant to Section 11.9(c), Section 11.10 and
                Section 11.24 (and, if requested by any Lender, Borrower agrees to so substitute or exchange any Notes and enter into note splitter agreements in connection therewith).

                        (iv) LOSS, THEFT, DESTRUCTION OR MUTILATION OF NOTES. In
                the event of the loss, theft or destruction of any Note, upon Borrower's receipt of a reasonably satisfactory indemnification agreement executed in favor of Borrower by the holder of such Note, or in the event of the mutilation of any Note, upon the surrender of such mutilated Note by the holder thereof to Borrower, Borrower shall execute and deliver to such holder a new replacement Note in lieu of the lost, stolen, destroyed or mutilated Note.

                        (v) FUNDING OF LOANS. Each Lender shall make each Loan
                to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of Administrative Agent most recently designated by it for such purpose by notice to the Lenders. Administrative Agent will promptly make such Loans available to the Borrowers by wire transfer of immediately available funds to an account in the United States designated by the applicable Borrower in the applicable Borrowing Request.

        SECTION 2.2 INTEREST RATE; LATE CHARGE. The outstanding principal balance of the Loan (including any amounts added to principal under the Loan Documents) shall bear interest at a rate of interest equal to the sum of the Adjusted Libor Rate plus the Spread, subject to the provisions of this Agreement which, in certain instances, require payment of interest at the Alternate Base Rate, such Eurodollar Loans shall Continue from one Interest Period to the next Interest Period (the "CONTRACT RATE"). The parties acknowledge that the Spread is subject to adjustment both upwards and downwards based upon whether or not the Spread Reduction Requirements are then met, and that there is no limit to the number of times that the Spread may be increased or decreased hereunder due to the Spread Reduction Requirements being or not being met hereunder. Interest shall be computed on the basis of a fraction, the denominator of which is three hundred sixty (360) and the numerator of which is the actual number of days elapsed (including the first day but excluding the last day) during the period for which payable. If Borrower fails to pay any installment of interest or principal within five (5) days after the date on which the same is due, Borrower shall pay to Administrative Agent (on behalf of the Lenders) a late charge on such past-due amount, as liquidated damages and not as a penalty, equal to the greater of (a) interest at the Default Rate on such amount from the date when due until paid, or (b) five percent (5%) of such amount, but not in excess of the maximum amount of interest allowed by applicable law. While any Event of Default exists, the Loan shall bear interest at the Default Rate; provided, that during the continuance of an Event of Default Administrative Agent may suspend the right of Borrower to Continue any Loan as a Eurodollar Loan, in which event all Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) into Alternate Base Rate Loans and, thereafter, the Default Rate shall be computed using the Alternate Base Rate.

        SECTION 2.3 TERMS OF PAYMENT. The Loan shall be payable as follows:

                (a) INTEREST. On the date hereof, Borrower shall make a payment of interest only (covering the period from the date hereof through and including December 31, 2000 (the "STUB INTEREST PERIOD"), and beginning with the Interest Period commencing on January 1, 2001, Borrower shall pay interest in arrears on the last day of each Interest Period, or if the Alternate Base Rate is applicable, the first Business Day (assuming clause (b) of such definition applies) of each month (each a "PAYMENT DATE") in accordance with the instructions as Administrative Agent may from time to time provide until all amounts due under the Loan Documents are paid in full.

                (b) INTEREST BUDGET.

                        (i) No later than two (2) business days prior to the
                first day of each month, Borrower shall deliver to Administrative Agent a certification of the Net Operating Income of the Portfolio over the previous month and such supporting information concerning the same as requested by Administrative Agent. Upon Administrative Agent's verification of such Net Operating Income amount which is contained in the monthly reports delivered to Administrative Agent pursuant to Section 7.1(a), and so long as (A) no Event of Default or Potential Event of Default exists, and (B) Borrower pays to Administrative Agent all Net Operating Income generated by the Portfolio during such prior month (less the Organizational Expenses paid during such month) on account of, and up to the amount of, the interest due hereunder and under the Notes, Administrative Agent shall, to the extent of the funds then remaining in the Interest Budget Reserve and in the Interest Budget, advance to Administrative Agent (on behalf of the Lenders) an amount equal to the Debt Service Shortfall. Advances for any Debt Service Shortfall shall be made first from the Interest Budget Reserve to the extent of the funds in the Interest Budget Reserve, then, from funds held back by Administrative Agent under the Interest Budget to the extent of funds in the Interest Budget. Thereafter Borrower shall be solely responsible for, and shall pay from sources other than the Loan, all interest and other amounts due hereunder as and when due.

                        (ii) All funds that are a part of the Interest Budget
                shall be treated as funds having been funded by Administrative Agent for purposes of calculating Debt Service and Cash on Cash Return hereunder, whether or not such funds have been so advanced hereunder.

                        (iii) Administrative Agent shall hold back from funding,
                as the initial balance of the Interest Budget, $2,000,000.00 of the Loan.

                        (iv) Administrative Agent may adjust, in Administrative
                Agent's sole discretion and from time to time, the required balance of the Interest Budget based upon, among other things, the Net Operating Income and Debt Service Coverage. If Administrative Agent determines that an increase to the Interest Budget is required, then Administrative Agent shall notify Borrower in writing of such required amount and shall simultaneously provide Borrower with a written statement of Administrative Agent's financial calculations. Borrower shall have ten (10) business days from the receipt of Administrative Agent's notice to deposit with Administrative Agent in the Interest Budget Reserve the sum requested by Administrative Agent in the deficiency notice. Failure of Borrower so to deposit the sum requested by GECC within said ten (10) business day period shall constitute an Event of Default, except that Borrower shall have an additional three (3) days to contest Administrative Agent's determination only for so long as (a) Borrower is contesting in good faith, and (b) failure to deposit the requested sums with Administrative Agent will not result in the interruption of payment of interest due hereunder to Administrative Agent or impair Administrative Agent's collateral.

        Notwithstanding anything to the contrary in this Article 2, while an Event of Default or Potential Default exists, Administrative Agent shall not be obligated to advance to Borrower any portion of the Interest Budget, and while an Event of Default exists, Administrative Agent shall be entitled, without notice to Borrower, to apply any funds in the Interest Budget to satisfy Borrower's obligations under the Loan Documents.

                (c) MATURITY; EXTENSION. On the Maturity Date, Borrower shall pay to Administrative Agent (on behalf of the Lenders) all outstanding principal, accrued and unpaid interest, and any other amounts due under the Loan Documents. The Maturity Date may be extended by Borrower for up to two (2) additional, consecutive one year periods upon satisfaction of the following conditions:

                        (i) No Event of Default or Potential Default shall
                exist;

                        (ii) Borrower has paid to Administrative Agent in cash
                an extension fee for each such extension in an amount equal to 25 basis points based upon the outstanding principal balance of the Loan, including, without limitation, any amounts in the Interest Budget advanced by Administrative Agent to Borrower under Section 2.2;

                        (iii) Administrative Agent has received, in form and
                substance satisfactory to Administrative Agent, (1) extension documentation; (2) title insurance "bring down" endorsements for the Portfolio; and (3) updated and certified Third Party Reports, other than any Construction Expense Audit, (but with respect to items in clause (3) hereof, only to extent that Administrative Agent, in Administrative Agent's reasonable discretion, requires any Third Party Report due to the occurrence of an event at a Property since the date of the last Third Party Report relating thereto);

                        (iv) the Portfolio has generated for the two (2)
                calendar quarters immediately preceding the then Maturity Date, 1.20:1.0 Debt Service Coverage (as determined using actual Net Operating Income and Debt Service during the three (3) calendar month period prior to the month within which the release in question occurs and annualizing the results thereof); and

                        (v) the ratio of the outstanding principal balance of
                the Loan (including all amounts being advanced to Borrower under this (c) from the Interest Budget in connection with such extension) to GECC-Approved Acquisition Costs and GECC Approved Closing Costs does not exceed sixty percent (60%).

Upon any extension of the Maturity Date under clause (c) above, Borrower shall be entitled to an advance of any unused amounts in the Interest Budget and Interest Budget Reserve (or any portion thereof), except that items (ii), (iv) and (v) of clause (c) above shall be satisfied upon taking into account any sums so advanced. The maximum principal amount of the Loan to be funded by Administrative Agent under this Agreement shall be permanently reduced by that portion of the Interest Budget that is not advanced to Borrower in accordance with this paragraph.

        (d) PREPAYMENT.

                (i) Subject to Section 2.3(e) and excluding any prepayments which are the result of the application of condemnation or casualty awards, the Loans are closed to prepayment in whole or in part, during the first Loan Year. Thereafter, upon not less than fifteen (15) days' prior written notice to Administrative Agent, Borrower may prepay the Loans, in whole or in part, without prepayment premium other than any premium required by clause (ii) below. Subject to the limitations set forth above, if the Loans are prepaid, in whole or in part, including, without limitation, pursuant to a casualty or condemnation, each such prepayment shall be made to Administrative Agent on the prepayment date specified in the applicable notice to Administrative Agent pursuant hereto, and (in every case) together with (a) the accrued and unpaid interest on the principal amount prepaid and (b) any amounts payable to a Lender pursuant to Section 2.7(e) as a result of such prepayment while a Eurodollar Loan is in effect. If the Loans are closed to prepayment, Borrower shall pay, in addition to all other amounts outstanding under the Loan Documents, a prepayment premium equal to five percent (5%) of the outstanding balance of the Loans.

                (e) PARTIAL RELEASES. Notwithstanding the foregoing of Section 2.3(d), Borrower may obtain the release of any Property upon the satisfaction of all of the following conditions:

                        (A) Payment to Administrative Agent (on behalf of
                Lenders) of the Release Price;

                        (B) Administrative Agent determines, in Administrative
                Agent's sole discretion, that the amount of the Interest Budget is satisfactory;

                        (C) Delivery by Borrower to Administrative Agent of a
                release of lien and related loan documentation in a form appropriate for each jurisdiction and satisfactory to Administrative Agent and the Lenders, which the Administrative Agent and Lenders shall execute and deliver to Borrower for recordation;

                        (D) No Event of Default or Potential Default by Borrower
                or any Borrower Party shall exist under this Agreement or any other Loan Document;

                        (E) Borrower shall pay all reasonable and actual third
                party costs and expenses incurred by Administrative Agent in connection with the release of the Property;

                        (F) Such release shall be in compliance with all
                applicable legal requirements, and will not impair or otherwise adversely affect the liens, security interest, and other rights of Administrative Agent;

                        (G) After giving effect to such release, the outstanding
                principal balance of the Loan is not less than $15,000,000.00;

                        (H) If, after giving effect to such release, the
                outstanding principal balance is equal to or greater than $15,000,000.000 but less than $30,000,000.00, then the Debt
                Service Coverage (as determined using actual Net Operating Income and Debt Service during the three (3) calendar month period prior to the release in question and annualizing the results thereof), after giving effect to such release, is not less than 1.20:1.0;

                        (I) If, after giving effect to such release, the
                outstanding principal balance of the Loan is equal to or greater than $30,000,000.00, then the Debt Service Coverage (as determined using actual Net Operating Income and Debt Service during the three (3) calendar month period prior to the release in question and annualizing the results thereof) after giving effect to such release, is not less than 1.0:1.0; and

                        (J) any such other conditions as may be contained in the
                Loan Documents or reasonably requested by Administrative Agent.

                (f) APPLICATION OF PAYMENTS. All payments received by Administrative Agent (on behalf of Lenders) under the Loan Documents shall be applied: first, to any fees and expenses due to Administrative Agent or Lenders under the Loan Documents; second, to any Default Rate interest or late charges; third, to accrued and unpaid interest; and fourth, to the principal sum and other amounts due under the Loan Documents; provided, however, that, if an Event of Default exists Administrative Agent shall apply such payments in any order or manner as Administrative Agent shall determine.

        SECTION 2.4 SECURITY. The Loans shall be secured by the Mortgage creating a first lien on each Property, the Assignment of Rents and Leases and the other Loan Documents. As further security for the Loans Borrower agrees to fund the Interest Budget and the Interest Budget Reserve in accordance with
Section 2.3(b) and the Tax and Insurance Escrow Reserve in accordance with
Section 3.4.

        SECTION 2.5 FEES. In addition to any and all other amounts due under this Agreement in the Loan Documents, Borrower shall pay to Administrative Agent the following fees:

                (a) UNUSED FEE. A fee equal to 25 basis points per annum calculated on the average daily unfunded portion of the Loans, and payable to Administrative Agent quarterly in arrears.

                (b) ADMINISTRATION FEE. A fee equal to $75,000.00 per annum, and payable to Administrative Agent quarterly in arrears only upon and for so long as there has been a Secondary Market Transaction, including, without limitation, a syndication of the Loan.

All such fees shall be invoiced by Administrative Agent to Borrower and paid by Borrower contemporaneously with the next payment then due under the Loan.

        SECTION 2.6 PAYMENTS; PRO RATA TREATMENT; ETC.

                (a) PAYMENTS GENERALLY.

                        (i) PAYMENTS BY BORROWER. Except to the extent otherwise
                provided herein, all payments of principal, interest and other amounts to be made by Borrower under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by Borrower under any other Loan Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent at an account designated by Administrative Agent by notice to Borrower, not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

                        (ii) APPLICATION OF PAYMENTS. Subject to the provisions
                of Section 2.3(f), Borrower shall, at the time of making each payment under this Agreement or any Note for the account of any Lender, specify to Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans or other amounts payable by Borrower hereunder to which such payment is to be applied (and in the event that Borrower fails to so specify, or if an Event of Default has occurred and is continuing, Administrative Agent may distribute such payment to the Lenders for application in such manner as it may determine to be appropriate, subject to Section 2.6(b) and any other agreement among Administrative Agent and the Lenders with respect to such application).

                        (iii) FORWARDING OF PAYMENTS BY ADMINISTRATIVE AGENT.
                Except as otherwise agreed by Administrative Agent and the Lenders, each payment received by Administrative Agent under this Agreement or any Note for account of any Lender shall be paid by Administrative Agent promptly to such Lender, in immediately available funds, for account of such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

                        (iv) EXTENSIONS TO NEXT BUSINESS DAY. If the due date of
                any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

                (b) PRO RATA TREATMENT. Except to the extent otherwise provided herein: (a) each advance of a Loan from the Lenders under Section 2.1(a) shall be made from the Lenders, and any termination of the obligation to make an advance of the Loans shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (b) except as otherwise provided in Section 2.7(d), Loans shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Loans) or their respective Loans (in the case of Conversions or Continuations of Loans); (c) each payment or prepayment of principal of Loans by Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (d) each payment of interest on Loans by Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

                (c) NON-RECEIPT OF FUNDS BY ADMINISTRATIVE AGENT. Unless Administrative Agent shall have been notified by a Lender or Borrower (in either case, the "PAYOR") prior to the date on which the Payor is to make payment to Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or (in the case of Borrower) a payment to Administrative Agent for account of any Lender hereunder (in either case, such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to Administrative Agent, Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to Administrative Agent, the recipient(s) of such payment shall, on demand, repay to Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "ADVANCE DATE") such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount at a rate per annum equal to
        (a) the Federal Funds Rate for such day in the case of payments returned to Administrative Agent by any of the Lenders or (b) the applicable interest rate due hereunder with respect to payments returned by Borrower to Administrative Agent and, if such recipient(s) shall fail promptly to make such payment, Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the Payor shall return the Required Payment to Administrative Agent within three
        (3) Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

                        (i) if the Required Payment shall represent a payment to
                be made by Borrower to the Lenders, Borrower and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Default Rate (without duplication of the obligation of Borrower under Section 2.2 to pay interest on the Required Payment at the Default Rate), it being understood that the return by the recipient(s) of the Required Payment to Administrative Agent shall not limit such obligation of Borrower under Section 2.2 to pay interest at the Default Rate in respect of the Required Payment, and

                        (ii) if the Required Payment shall represent proceeds of
                a Loan to be made by the Lenders to Borrower, the Payor and Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to whichever of the rates specified in Section 2.2 is applicable to the Type of such Loan, it being understood that the return by Borrower of the Required Payment to Administrative Agent shall not limit any claim Borrower may have against the Payor in respect of such Required Payment.

                (d) SHARING OF PAYMENTS, ETC.

                        (i) RIGHT OF SET-OFF. Borrower agrees that, in addition
                to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such deposit or other indebtedness is then due to Borrower), in which case it shall promptly notify Borrower and Administrative Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

                        (ii) SHARING. If any Lender shall obtain from Borrower
                payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any other Loan Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from Administrative Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans or such other amounts then due hereunder or thereunder by Borrower to such Lender than the percentage received by any other Lender, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans or such other amounts, respectively, owing to each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                        (iii) CONSENT BY BORROWER. Borrower agrees that any
                Lender so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

                        (iv) RIGHTS OF LENDERS; BANKRUPTCY. Nothing contained
                herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 2.6(d) applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this
                Section 2.6(d) to share in the benefits of any recovery on such secured claim.

        SECTION 2.7 YIELD PROTECTION; ETC.

                (a) ADDITIONAL COSTS.

                        (i) COSTS OF MAKING OR MAINTAINING EURODOLLAR LOANS.
                Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs that such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL COSTS"), resulting from any Regulatory Change that:

                                (A) shall subject any Lender (or its Applicable
                        Lending Office for any of such Loans) to any tax, duty or other charge in respect of such Loans or its Note or changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Note in respect of any of such Loans (excluding changes in the rate of tax on the overall net income of such Lender or of such Applicable Lending Office by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

                                (B) imposes or modifies any reserve, special
                        deposit or similar requirements (other than the Reserve Requirement used in the determination of the Adjusted Libor Rate for any Interest Period for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "Libor Base Rate"), or any commitment of such Lender (including, without limitation, the Commitment of such Lender hereunder); or

                                (C) imposes any other condition affecting this
                        Agreement or its Note (or any of such extensions of credit or liabilities) or its Commitment.

                If any Lender requests compensation from Borrower under this paragraph (a), Borrower may, by notice to such Lender (with a copy to Administrative Agent), suspend the obligation of such Lender thereafter to make or Continue Eurodollar Loans, or to Convert Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 2.7(d) shall be applicable), provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                        (ii) COSTS ATTRIBUTABLE TO REGULATORY CHANGE OR
                RISK-BASED CAPITAL GUIDELINES. Without limiting the effect of the foregoing provisions of this Section 2.7(a) (but without duplication), Borrower shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any costs that it determines are attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord, of capital in respect of its Commitment or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request. If at any time, unless there is an uncured Event of Default, any payee hereunder receives a refund or tax credit with respect to any tax, duty, or other charge as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this
                Section 2.7, such payee shall pay over such refund or the amount of such tax credit to the Borrower, net of its actual out-of-pocket expenses incurred to receive such refund or tax credit and with interest (other than any interest paid by the relevant governmental authority with respect to such refund or tax credit).

                        (iii) NOTIFICATION AND CERTIFICATION. Each Lender shall
                notify Borrower of any event occurring after the date hereof entitling such Lender to compensation under paragraph (i) or
                (ii) of this Section 2.7(a) as promptly as practicable, but in any event within 45 days, after such Lender obtains actual knowledge thereof; provided that (i) if any Lender fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 2.7(a) in respect of any costs resulting from such event, only be entitled to payment under this Section 2.7(a) for costs incurred from and after the date 45 days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender will furnish to Borrower a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (i) or (ii) of this Section 2.7(a). Determinations and allocations by any Lender for purposes of this Section 2.7(a) of the effect of any Regulatory Change pursuant to paragraph (i) of this Section 2.7(a), or of the effect of capital maintained pursuant to paragraph (ii) of this
                Section 2.7(a), on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 2.7(a), shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

                (b) LIMITATION ON TYPES OF LOANS. Anything herein to the contrary notwithstanding, if, on or prior to the determination of the Libor Base Rate for any Interest Period for any Eurodollar Loan:

                        (i) Administrative Agent determines, which determination
                shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of Libor Base Rate are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

                        (ii) the Majority Lenders determine, which determination
                shall be conclusive, and notify Administrative Agent that the relevant rates of interest referred to in the definition of Libor Base Rate upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not likely adequately to cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;

        then Administrative Agent shall give Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Loans of any other Type into Eurodollar Loans, and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or such Loans shall be automatically Converted into Alternate Base Rate Loans.

                (c) ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify Borrower thereof (with a copy to Administrative Agent) and such Lender's obligation to make or Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 2.7(d) shall be applicable).

                (d) TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make Eurodollar Loans or to Continue, or to Convert Alternate Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 2.7(a) or (c), such Lender's Loans shall be automatically Converted into Alternate Base Rate Loans on the last day(s) of the then current Interest Period(s) for Loans (or, in the case of a Conversion resulting from a circumstance described in (c), on such earlier date as such Lender may specify to Borrower with a copy to Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 2.7(a) or (c) that gave rise to such Conversion no longer exist:

                        (i) to the extent that such Lender's Loans have been so
                Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Loans shall be applied instead to its Alternate Base Rate Loans; and

                        (ii) all Loans that would otherwise be made or Continued
                by such Lender as Eurodollar Loans shall be made or Continued instead as Alternate Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Alternate Base Rate Loans.

If such Lender gives notice to Borrower with a copy to Administrative Agent that the circumstances specified in Section 2.7(a) or Section 2.7(c) that gave rise to the Conversion of such Lender's Loans pursuant to this Section 2.7(d) no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Alternate Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Alternate Base Rate Loans and Eurodollar Loans are allocated among the Lenders ratably (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

                (e) COMPENSATION. Borrower shall pay to Administrative Agent for account of each Lender, upon the request of such Lender through Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense that such Lender determines is attributable to:

                        (i) any payment, prepayment or Conversion of a
                Eurodollar Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to Administrative Agent's or the Lenders' rights referred to in
                Article 10) on a date other than the last day of the Interest Period for such Loan; or

                        (ii) any failure by Borrower for any reason to borrow a
                Eurodollar Loan from such Lender on the date for such borrowing specified in the relevant notice of borrowing given to Administrative Agent in accordance with the terms of this Agreement.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid, Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender), or if such Lender shall cease to make such bids, the equivalent rate, as reasonably determined by such Lender, derived from Page 3750 of the Dow Jones Markets (Telerate) Service or other publicly available source as described in the definition of Libor Base Rate.

        (f) U.S. TAXES.

                (i) GROSS-UP FOR DEDUCTION OR WITHHOLDING OF U.S. TAXES. Borrower agrees to pay to each Lender that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Taxes imposed with respect to such payment (or in lieu thereof, payment of such U.S. Taxes by such non-U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts shall not apply:

                        (A) to any payment to any Lender hereunder unless such
                Lender is, on the date hereof (or on the date it becomes a Lender hereunder as provided in Section 11.24(b)) and on the date of any change in the Applicable Lending Office of such Lender, either entitled to submit a Form W-8BEN (relating to such Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form W-8ECI (relating to all interest to be received by such Lender hereunder in respect of the Loans), or

                        (B) to any U.S. Taxes imposed solely by reason of the
                failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Taxes.

For the purposes hereof, (A) "U.S. PERSON" means a citizen, national or resident of the United States of America, a corporation, limited liability company, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income, (B) "U.S. TAXES" means any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein, (C) "FORM W-8BEN" means Form W-8BEN of the Department of the Treasury of the United States of America and (D) "FORM W-8ECI" means Form W-8ECI of the Department of the Treasury of the United States of America. Each of the Forms referred to in the foregoing clauses (C) and (D) shall include such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates.

                        (ii) EVIDENCE OF DEDUCTION, ETC. Within 30 days after
                paying any amount to Administrative Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, Borrower shall deliver to Administrative Agent for delivery to such non-U.S. Person evidence satisfactory to such Person of such deduction, withholding or payment (as the case may be).

                (g) REPLACEMENT OF LENDERS. If any Lender requests compensation pursuant to Section 2.7(a) or Section 2.7(f) or any such Lender withholds consent when such Lender's consent is required pursuant to the terms hereof, or any Lender's obligation to Continue Loans of any Type, or to Convert Loans of any Type into the other Type of Loan, shall be suspended pursuant to Section 2.7 or Section 2.7(c) (any such Lender requesting such compensation, or whose obligations are so suspended, being herein called a "REQUESTING LENDER"), Borrower, upon three Business Days notice, may require that such Requesting Lender transfer all of its right, title and interest under this Agreement and such Requesting Lender's Note to any bank or other financial institution (a "PROPOSED LENDER") identified by Borrower that is satisfactory to Administrative Agent (i) if such Proposed Lender agrees to assume all of the obligations of such Requesting Lender hereunder, and to purchase all of such Requesting Lender's Loans hereunder for consideration equal to the aggregate outstanding principal amount of such Requesting Lender's Loans, together with interest thereon to the date of such purchase (to the extent not paid by Borrower), and satisfactory arrangements are made for payment to such Requesting Lender of all other amounts accrued and payable hereunder to such Requesting Lender as of the date of such transfer (including any fees accrued hereunder and any amounts that would be payable under Section 2.7(e) as if all of such Requesting Lender's Loans were being prepaid in full on such date) and (ii) if such Requesting Lender has requested compensation pursuant to Section 2.7(a) or Section 2.7(f), such Proposed Lender's aggregate requested compensation, if any, pursuant to Section 2.7(a) or Section 2.7(f) with respect to such Requesting Lender's Loans is lower than that of the Requesting Lender. Subject to the provisions of Section 11.24(b), such Proposed Lender shall be a "Lender" for all purposes hereunder. Without prejudice to the survival of any other agreement of Borrower hereunder, the agreements of Borrower contained in Section 2.7(a), Section 2.7(f) and Section 11.5 (without duplication of any payments made to such Requesting Lender by Borrower or the Proposed Lender) shall survive for the benefit of such Requesting Lender under this Section 2.7(g) with respect to the time prior to such replacement.

                                   ARTICLE 3

                      INSURANCE, CONDEMNATION, AND IMPOUNDS

        SECTION 3.1 INSURANCE. Borrower shall maintain insurance as follows:

                (a) CASUALTY; BUSINESS INTERRUPTION. Borrower shall keep each Property insured against damage by fire and the other hazards covered by a standard extended coverage and all-risk insurance policy for the full insurable value thereof (without reduction for depreciation or co-insurance), and shall maintain such other casualty insurance as reasonably required by Administrative Agent. Borrower shall keep each Property insured against loss by flood if each Property is located in an area identified by the Federal

        Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (and any successor act thereto) in an amount at least equal to the lesser of (1) the maximum amount of the Loans or
        (2) the maximum limit of coverage available under said act. Borrower shall maintain use and occupancy insurance covering, as applicable, rental income or business interruption, with coverage in an amount not less than twelve (12)-months anticipated gross rental income or gross business earnings, as applicable in each case, attributable to each Property. Borrower shall not maintain any separate or additional insurance which is contributing in the event of loss unless it is properly endorsed and otherwise satisfactory to Administrative Agent in all respects. The proceeds of insurance paid on account of any damage or destruction to each Property shall be paid to Administrative Agent to be applied as provided in Section 3.2.

                (b) LIABILITY. Borrower shall maintain (1) commercial general liability insurance with respect to each Property providing for limits of liability of not less than $5,000,000 for both injury to or death of a person and for property damage per occurrence, and (2) other liability insurance as reasonably required by Administrative Agent.

                (c) FORM AND QUALITY. All insurance policies shall be endorsed in form and substance acceptable to Administrative Agent to name Administrative Agent (on behalf of Lenders) as an additional insured, loss payee or mortgagee thereunder, as its interest may appear, with loss payable to Administrative Agent, without contribution, under a standard New York (or local equivalent) mortgagee clause. All such insurance policies and endorsements shall be fully paid for and contain such provisions and expiration dates and be in such form and issued by such insurance companies licensed to do business in the State, with a rating of "A-IX" or better as established by Best's Rating Guide (or an equivalent rating approved in writing by Administrative Agent). Each policy shall provide that such policy may not be cancelled or materially changed except upon thirty (30) days' prior written notice of intention of non-renewal, cancellation or material change to Administrative Agent and that no act or thing done by Borrower shall invalidate any policy as against Administrative Agent or any Lender. If Borrower fails to maintain insurance in compliance with this Section 3.1, Administrative Agent may - obtain such insurance and pay the premium therefor and Borrower shall, on demand, reimburse Administrative Agent and the Lenders for all expenses incurred in connection therewith. Borrower shall assign the policies or proofs of insurance to Administrative Agent (on behalf of Lenders), in such manner and form that Administrative Agent and its successors and assigns shall at all times have and hold the same as security for the payment of the Loans. Borrower shall deliver copies of all original policies certified to Administrative Agent by the insurance company or authorized agent as being true copies, together with the endorsements required hereunder. The proceeds of insurance policies coming into the possession of Administrative Agent shall not be deemed trust funds, and Administrative Agent shall be entitled to apply such proceeds as herein provided.

                (d) ADJUSTMENTS. Borrower shall give immediate written notice of any loss to the insurance carrier and to Administrative Agent. Borrower hereby irrevocably authorizes and empowers Administrative Agent, as attorney-in-fact for Borrower coupled with an interest, to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Administrative Agent's expenses incurred in the collection of such proceeds. Nothing contained in this Section 3.1(d), however, shall require Administrative Agent to incur any expense or take any action hereunder.

        SECTION 3.2 USE AND APPLICATION OF INSURANCE PROCEEDS. Administrative Agent shall apply insurance proceeds to costs of restoring a Property or the Loans as follows:

                (a) if the loss is less than or equal to the Threshold Amount, Administrative Agent (on behalf of the Lenders) shall apply the insurance proceeds to restoration provided (1) no Event of Default or Potential Default exists, and (2) Borrower promptly commences and is diligently pursuing restoration of the Property;

                (b) if the loss exceeds the Threshold Amount, but is not more than 25% of the replacement value of the improvements at such Property (for Properties containing multiple phases or stand alone structures, such calculation to be based on the damaged phase or structure, not the Property as a whole), Administrative Agent shall apply the insurance proceeds to restoration provided that at all times during such restoration (1) no Event of Default or Potential Default exists; (2) Administrative Agent determines that there are sufficient funds available to restore and repair the Property to a condition approved by Administrative Agent; (3) Administrative Agent determines that the Net Operating Income of the Portfolio plus the amounts in the Interest Budget and Interest Budget Reserve and available during restoration will be sufficient to pay Debt Service during such period; (4) Administrative Agent determines that restoration and repair of the Property to a condition approved by Administrative Agent will be completed within six months after the date of loss or casualty and in any event ninety (90) days prior to the Maturity Date; and (5) Borrower promptly commences and is diligently pursuing restoration of the Property;

                (c) if the conditions set forth above are not satisfied or the loss exceeds the maximum amount specified in Section 3.2(b) above, in Administrative Agent's sole discretion, Administrative Agent may (subject to the approval of the Majority Lenders) apply any insurance proceeds it may receive to the payment of the Loans or allow all or a portion of such proceeds to be used for the restoration of the Property; and

                (d) insurance proceeds applied to restoration will be disbursed on receipt of satisfactory plans and specifications, contracts and subcontracts, schedules, budgets, lien waivers and architects' certificates, and otherwise in accordance with prudent commercial construction lending practices for construction loan advances, including, as applicable, the advance conditions under Schedule 2.1.

        SECTION 3.3 CONDEMNATION AWARDS. Borrower shall as soon as is reasonably practical notify Administrative Agent of the institution of any proceeding for the condemnation or other taking of any Property or any portion thereof. Administrative Agent may participate in any such proceeding and Borrower will deliver to Administrative Agent all instruments necessary or required by Administrative Agent to permit such participation. Without

Administrative Agent's prior consent (subject to the approval of the Majority Lenders), Borrower (a) shall not agree to any compensation or award, and (b) shall not take any action or fail to take any action which would cause the compensation to be determined. All awards and compensation for the taking or purchase in lieu of condemnation of any and all Properties or any part thereof are hereby assigned to and shall be paid to Administrative Agent. Borrower authorizes Administrative Agent to collect and receive such awards and compensation, to give proper receipts and acquittances therefor, and in Administrative Agent's sole discretion (which Administrative Agent shall exercise at the direction of the Majority Lenders) to apply the same toward the payment of the Loans, notwithstanding that the Loans may not then be due and payable, or to the restoration of the Property; however, if the award is less than or equal to the Threshold Amount and Borrower requests that such proceeds be used for non-structural site improvements (such as landscape, driveway, walkway and parking area repairs) required to be made as a result of such condemnation, Administrative Agent will apply the award to such restoration in accordance with disbursement procedures applicable to insurance proceeds provided there exists no Potential Default or Event of Default. Borrower, upon request by Administrative Agent, shall execute all instruments requested to confirm the assignment of the awards and compensation to Administrative Agent, free and clear of all liens, charges or encumbrances.

        SECTION 3.4 IMPOUNDS. In the event of an Event of Default, Borrower shall, upon Lender's request, deposit into a reserve with Administrative Agent (the "TAX AND INSURANCE ESCROW RESERVE"), monthly, one-twelfth (1/12th) of the annual charges for ground or other rent, if any, and real estate taxes, assessments and similar charges and insurance premiums relating to any Property. Deposits shall be made on the basis of Administrative Agent's estimate from time to time of the charges for the current year (after giving effect to any reassessment or, at Administrative Agent's election, on the basis of the charges for the prior year, with adjustments when the charges are fixed for the then current year). All funds so deposited shall be held in the Tax and Insurance Escrow Reserve by Administrative Agent under its sole dominion and control, with interest, and may be commingled with Administrative Agent's general funds. Borrower hereby grants to Administrative Agent (on behalf of Lenders) a first priority security interest in all funds so deposited with Administrative Agent in the Tax and Insurance Escrow Reserve for the purpose of securing the Loans and will take all actions necessary to maintain in favor of Administrative Agent a perfected first priority security interest in the Tax and Insurance Escrow Reserve, including, without limitation, executing and filing UCC-1 Financing Statements and continuations thereof and entering into agreements to confirm Administrative Agent's dominion and control over, and security interest in, the Tax and Insurance Escrow Reserve. While an Event of Default exists, the funds deposited in the Tax and Insurance Escrow Reserve may be applied in payment of the charges for which such funds have been deposited, or to the payment of the Loans or any other charges affecting the security of Administrative Agent and the Lenders, as Administrative Agent may elect, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Administrative Agent. Borrower shall furnish Administrative Agent with bills for the charges for which such deposits are required at least thirty (30) days prior to the date on which the charges first become payable. If at any time the amount on deposit with Administrative Agent in the Tax and Insurance Escrow Reserve, together with amounts to be deposited by Borrower before such charges are payable, is insufficient to pay such charges, Borrower shall deposit any deficiency with Administrative Agent in the Tax and Insurance Escrow Reserve immediately upon demand. Administrative

Agent shall pay such charges when the amount on deposit with Administrative Agent in the Tax and Insurance Escrow Reserve is sufficient to pay such charges and Administrative Agent has received a bill for such charges.

                                   ARTICLE 4

                              ENVIRONMENTAL MATTERS

        SECTION 4.1 CERTAIN DEFINITIONS. As used herein, the following terms have the meanings indicated:

                (a) "ENVIRONMENTAL LAWS" means any federal, state or local law (whether imposed by statute, or administrative or judicial order, or common law), now or hereafter enacted, governing health, safety, industrial hygiene, the environment or natural resources, or Hazardous Materials, including, such laws governing or regulating the use, generation, storage, removal, recovery, treatment, handling, transport, disposal, control, discharge of, or exposure to, Hazardous Materials.

                (b) "HAZARDOUS MATERIALS" means (1) petroleum or chemical products, whether in liquid, solid, or gaseous form, or any fraction or by-product thereof, (2) asbestos or asbestos-containing materials, (3) polychlorinated biphenyls (PCBs), (4) radon gas, (5) underground storage tanks, (6) any explosive or radioactive substances, (7) lead or lead-based paint, or (8) any other substance, material, waste or mixture which is or shall be listed, defined, or otherwise determined by any governmental authority to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws.

        SECTION 4.2 REPRESENTATIONS AND WARRANTIES ON ENVIRONMENTAL MATTERS. Borrower represents and warrants to Administrative Agent and Lenders that, to Borrower's knowledge, except as set forth in the Site Assessments, (a) no Hazardous Material is now or was formerly used, stored, generated, manufactured, installed, treated, discharged, disposed of or otherwise present at or about any Property or any property adjacent to any Property (except for cleaning and other products currently used in connection with the routine maintenance or repair of the Portfolio in full compliance with Environmental Laws), so as to have a Material Adverse Effect, (b) all material permits, licenses, approvals and filings required by Environmental Laws have been obtained, and the use, operation and condition of each Property does not, and did not previously, violate any Environmental Laws, (c) no civil, criminal or administrative action, suit, claim, hearing, investigation or proceeding has been brought or been threatened, nor have any settlements been reached by or with any parties or any liens imposed in connection with any Property concerning Hazardous Materials or Environmental Laws, and (d) no underground storage tanks exist at the Properties.

        SECTION 4.3 COVENANTS ON ENVIRONMENTAL MATTERS.


                (a) Borrower shall promptly remove such Hazardous Materials and remediate such Property in full compliance with Environmental Laws and in accordance with the recommendations and specifications of an independent environmental consultant approved by Administrative Agent. Borrower shall (1) comply strictly and in all respects with applicable Environmental Laws unless it is not expected to have a Material Adverse Effect; (2) notify Administrative Agent as promptly as is reasonably practical upon Borrower's discovery of any spill, discharge, release or presence of any Hazardous Material at, upon, under, within, contiguous to or otherwise affecting any Property, unless such spill, discharge, release or presence is not expected to have a Material Adverse Effect; (3) promptly forward to Administrative Agent copies of all orders, notices, permits, applications or other communications and reports in connection with any spill, discharge, release or the presence of any Hazardous Material or any other matters relating to the Environmental Laws or any similar laws or regulations, as they may affect any portion of the Portfolio or Borrower, unless such spill, discharge, release, presence or other matter is not expected to have a Material Adverse Effect; and (4) cause to be delivered a Hazardous Material indemnity in form and substance satisfactory to Administrative Agent and the Lenders.

                (b) Borrower shall not cause, shall prohibit any other Person within the control of Borrower from causing, and shall use prudent, commercially reasonable efforts to prohibit other Persons (including tenants) from (1) causing any spill, discharge or release, or the use, storage, generation, manufacture, installation, or disposal, of any Hazardous Materials at, upon, under, within or about the Portfolio or any portion thereof or the transportation of any Hazardous Materials to or from the Portfolio or any portion thereof (except for (i) cleaning and other products used in connection with routine maintenance or repair of the Portfolio in full compliance with Environmental Laws, and (ii) uses consistent with the use of the Property as of the date hereof and in compliance with Environmental Laws, (2) installing any underground storage tanks at any Property, or (3) conducting any activity pertaining to Hazardous Materials that requires a permit or other authorization under Environmental Laws unless such activity is consistent with the use of the Property as of the date hereof and in compliance with Environmental Laws.

                (c) Borrower shall provide to Administrative Agent, at Borrower's expense promptly upon the written request of Administrative Agent from time to time, a Site Assessment or, if required by Administrative Agent, an update to any existing Site Assessment, to assess the presence or absence of any Hazardous Materials and the potential costs in connection with abatement, cleanup or removal of any Hazardous Materials found on, under, at or within the Portfolio or any Property. Borrower shall pay the cost of no more than one such Site Assessment or update in any twelve (12)-month period, unless Administrative Agent's request for a Site Assessment is based on information provided under Section 4.3(a), a reasonable suspicion of Hazardous Materials at or near any Property, a breach of representations under Section 4.2, or an Event of Default, in which case any such Site Assessment or update shall be at Borrower's expense.

        SECTION 4.4 ALLOCATION OF RISKS AND INDEMNITY. As between Borrower, Administrative Agent and Lenders, all risk of loss associated with non-compliance with Environmental Laws, or with the presence of any Hazardous Material at, upon, within, contiguous to or otherwise affecting the Portfolio or any portion thereof, shall lie solely with Borrower unless such non-compliance is caused by the Administrative Agent or the Lenders or which first exists (as distinguished from first discovered) after the Administrative Agent causes

Borrower to be defeased of title to the Property in question by any exercise of a remedy provided herein after an Event of Default. Accordingly, Borrower shall bear all risks and costs associated with any loss (including any loss in value attributable to Hazardous Materials), damage or liability therefrom, including all costs of removal of Hazardous Materials or other remediation required by Administrative Agent or by law. Borrower shall indemnify, defend and hold Administrative Agent and Lenders harmless from and against all loss, liabilities, damages, claims, costs and expenses (including reasonable costs of defense) arising out of or associated, in any way, with the non-compliance with Environmental Laws, or the existence of Hazardous Materials in, on, or about the Portfolio or any portion thereof, or a breach of any representation, warranty or covenant contained in this ARTICLE 4, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including those arising from the joint, concurrent, or comparative negligence of Administrative Agent and the Lenders; however, Borrower shall not be liable under such indemnification to the extent such loss, liability, damage, claim, cost or expense results solely from Administrative Agent's or the Lender's gross negligence or willful misconduct or actions or inactions of Administrative Agent after Borrower is defeased of title to the Property in question after exercise of any remedy provided for herein after an Event of Default. Borrower's obligations under this Section 4.4 shall arise upon the discovery of the presence of any Hazardous Material, whether or not any governmental authority has taken or threatened any action in connection with the presence of any Hazardous Material, and whether or not the existence of any such Hazardous Material or potential liability on account thereof is disclosed in the Site Assessment and shall continue notwithstanding the repayment of the Loans or any transfer or sale of any right, title and interest in the Portfolio or any portion thereof (by foreclosure, deed in lieu of foreclosure or otherwise).

        SECTION 4.5 NO WAIVER. Notwithstanding any provision in this ARTICLE 4 or elsewhere in the Loan Documents, or any rights or remedies granted by the Loan Documents, Administrative Agent and Lenders do not waive and expressly reserve all rights and benefits now or hereafter accruing to Administrative Agent or any of the Lenders under the "security interest" or "secured creditor" exception under applicable Environmental Laws, as the same may be amended. No action taken by Administrative Agent or any Lender pursuant to the Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the "security interest exception."

                                   ARTICLE 5

                                 LEASING MATTERS

        SECTION 5.1 REPRESENTATIONS AND WARRANTIES ON LEASES. Borrower represents and warrants to Administrative Agent and the Lenders with respect to leases of the Portfolio, or any portion thereof, that: (a) to Borrower's knowledge, the occupancy reports, income statements, and delinquency reports for each Property delivered to Administrative Agent is true, correct and complete;
(b) Borrower has not assigned or pledged any of the leases, the rents or any interests therein except to Administrative Agent (on behalf of Lenders); and (c) no tenant or other party has an option to purchase all or any portion of any Property.

        SECTION 5.2 STANDARD LEASE FORM; APPROVAL RIGHTS. All leases and other rental arrangements shall be on a standard lease form approved by Administrative Agent with no material modifications (except as approved by Administrative Agent). Borrower shall hold, in trust, all tenant security deposits and, to the extent required by applicable law, shall not commingle any such funds with any other funds of Borrower. In addition, during any time that Borrower holds $100,000 or more of tenant security deposits, Borrower shall hold all tenant security deposits in a segregated account and shall not commingle any such funds with any other funds of Borrower. Within ten (10) days after Administrative Agent's request, Borrower shall furnish to Administrative Agent a statement of occupancy reports, income statements and expenses, and delinquency reports, certified by Borrower as being true and correct.

        SECTION 5.3 COVENANTS. Borrower (a) shall perform the obligations which Borrower is required to perform under the leases; (b) shall enforce the obligations to be performed by the tenants under the leases; (c) shall not enter into any ground lease or master lease of any part of any Property; (d) shall not further assign or encumber any lease; and (e) shall not, except with Administrative Agent's prior written consent, modify or amend any lease (except for minor modifications and amendments entered into in the ordinary course of business, consistent with prudent property management practices, not affecting the economic terms of the lease in any material respect), and any action in violation of clauses (c), (d), and (e) of this Section 5.3 shall be void at the election of Administrative Agent.

                                   ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES

        Borrower represents and warrants to Administrative Agent and Lenders that:

        SECTION 6.1 ORGANIZATION AND POWER. Borrower and each Borrower Party is duly organized, validly existing and in good standing under the laws of the state of its formation or existence, and is in compliance with legal requirements applicable to doing business in the State. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

        SECTION 6.2 VALIDITY OF LOAN DOCUMENTS. The execution, delivery and performance by Borrower and each Borrower Party of the Loan Documents: (a) are duly authorized and do not require the consent or approval of any other party or governmental authority which has not been obtained; and (b) will not violate any law or result in the imposition of any Lien upon the assets of any such party, except as contemplated by the Loan Documents. The Loan Documents constitute the legal, valid and binding obligations of Borrower and each Borrower Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights.

        SECTION 6.3 LIABILITIES; LITIGATION.

                (a) The financial statements delivered by Borrower and each Borrower Party are true, correct and complete with no material adverse change since the date of preparation. Except as disclosed in such financial statements, there are no liabilities (fixed or contingent) affecting the Portfolio, Borrower or any Borrower Party, except for such liabilities as exist in the ordinary course of business or in connection with constructing the Improvements. Except as disclosed in Schedule 6.3, there is no litigation, administrative proceeding, investigation or other legal action (including any proceeding under any state or federal bankruptcy or insolvency law) pending or, to the knowledge of Borrower, threatened, against the Portfolio, Borrower or any Borrower Party which if adversely determined could have a material adverse effect on such party, the Portfolio, any Property, or the Loans.

                (b) Neither Borrower nor any Borrower Party is contemplating either the filing of a petition by it under state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of its assets or property, and neither Borrower nor any Borrower Party has knowledge of any Person contemplating the filing of any such petition against it.

        SECTION 6.4 TAXES AND ASSESSMENTS. The Portfolio is comprised of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot. There are no pending or, to Borrower's best knowledge, proposed, special or other assessments for public improvements or otherwise affecting any Property, nor are there any contemplated improvements to any Property that may result in such special or other assessments.

        SECTION 6.5 OTHER AGREEMENTS; DEFAULTS. Neither Borrower nor any Borrower Party is a party to any agreement or instrument or subject to any court order, injunction, permit, or restriction which might materially adversely affect the Portfolio, any Property, or the business, operations, or condition (financial or otherwise) of Borrower or any Borrower Party. Neither Borrower nor any Borrower Party is in violation of any agreement which violation would have a material adverse effect on the Portfolio, any Property, Borrower, or any Borrower Party or Borrower's or any Borrower Party's business, properties, or assets, operations or condition, financial or otherwise.

        SECTION 6.6 COMPLIANCE WITH LAW.

                (a) Except as provided for in the advance conditions hereunder, Borrower and each Borrower Party have all requisite licenses, permits, franchises, qualifications, certificates of occupancy (temporary or permanent) or other governmental authorizations to own, lease and operate each Property and carry on its business, and each Property is in compliance with all applicable legal requirements and is free of structural defects, and all building systems contained therein are in good working order, subject to ordinary wear and tear;

                (b) No condemnation has been commenced or, to Borrower's knowledge, is contemplated with respect to all or any portion of any Property or for the relocation of roadways providing access to a Property; and

                (c) Each Property has adequate rights of access to public ways and is served by adequate water, sewer, sanitary sewer and storm drain facilities. All public utilities necessary or convenient to the full use and enjoyment of each Property are located in the public right-of-way abutting such Property, and all such utilities are connected so as to serve such Property without passing over other property, except to the extent such other property is subject to a perpetual easement for such utility benefiting such Property. All roads necessary for the full utilization of each Property for its current purpose have been completed and dedicated to public use and accepted by all governmental authorities.

        SECTION 6.7 LOCATION OF BORROWER. Borrower's principal place of business and chief executive offices are located at the address stated in Section 11.1.


        SECTION 6.8 ERISA. Borrower has not established any pension plan for employees which would cause Borrower to be subject to the Employee Retirement Income Security Act of 1974, as amended.

        SECTION 6.9 MARGIN STOCK. No part of proceeds of the Loan will be used for purchasing or acquiring any "margin stock" within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

        SECTION 6.10 TAX FILINGS. Borrower and each Borrower Party have filed (or have obtained effective extensions for filing) all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Borrower and each Borrower Party, respectively.

        SECTION 6.11 SOLVENCY. Giving effect to the Loans, the fair saleable value of Borrower's assets exceeds and will, immediately following the making of the Loans, exceed Borrower's total liabilities, including, without limitation, subordinated, unliquidated, disputed and contingent liabilities. The fair saleable value of Borrower's assets is and will, immediately following the making of the Loans, be greater than Borrower's probable liabilities, including the maximum amount of its contingent liabilities on its Debts as such Debts become absolute and matured, Borrower's assets do not and, immediately following the making of the Loans will not, constitute unreasonably small capital to carry out its business as conducted or as proposed to be conducted. Borrower does not intend to, and does not believe that it will, incur Debts and liabilities (including contingent liabilities and other commitments) beyond its ability to pay such Debts as they mature (taking into account the timing and amounts of cash to be received by Borrower and the amounts to be payable on or in respect of obligations of Borrower).

        SECTION 6.12 FULL AND ACCURATE DISCLOSURE. No statement of fact made by or on behalf of Borrower or any Borrower Party in this Agreement or in any of the other Loan Documents or in any certificate, statement or questionnaire delivered by Borrower or any Borrower Party in connection with the Loans contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained herein or therein not misleading. There is no fact presently known to Borrower or any Borrower Party which has not been disclosed to Administrative Agent which adversely affects, nor as far as Borrower can foresee, might adversely affect, any Property or the business, operations or condition (financial or otherwise) of Borrower or any Borrower Party.

        SECTION 6.13 SINGLE PURPOSE ENTITY. Borrower is and has at all times since its formation been a Single Purpose Entity.

        SECTION 6.14 MANAGEMENT AGREEMENT The day to day management of the Properties will be performed pursuant to the terms of that certain Management Services Agreement dated as of even date herewith between Shurgard Storage Centers, Inc., as manager, and Borrower (the

"MANAGEMENT AGREEMENT"). The Management Agreement is the only management agreement in existence with respect to the operation or management of any of the Properties. The copy of the Management Agreement delivered to Administrative Agent is a true and correct copy, and such agreement has not been amended or modified. Neither party to such agreement is in default under such agreement and the Manager has no defense, offset right or other right to withhold performance under or terminate such agreement.

        SECTION 6.15 NO CONFLICTS. The execution, delivery and performance of this Agreement and the other Loan Documents by Borrower will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than pursuant to the Loan Documents) upon any of the property or assets of Borrower pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, operating agreement or other agreement or instrument to which Borrower is a party or by which any of Borrower's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of Borrower's properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Agreement or any other Loan Documents has been obtained and is in full force and effect.

        SECTION 6.16 TITLE. Borrower has good, marketable and insurable title to each of the Properties, free and clear of all Liens whatsoever, except for the Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. The Mortgage creates (and upon the recordation thereof and of any related financing statements there will be perfected) (1) a valid Lien on each of the Property, subject only to Permitted Encumbrances and (2) security interests in and to, and collateral assignments of, all personality (including the leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances and such other Liens as are permitted pursuant to the Loan Documents. Except as set forth on Schedule 6.3, there are no claims for payment for work, labor or materials affecting any of the Properties which are or may become a Lien prior to, or of equal priority with, the Liens created by the Loan Documents. None of the Permitted Encumbrances, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the Mortgage and this Agreement, materially and adversely affect the value of the Property or any portion thereof, impair the use or operations of the Property or any portion thereof or impair Borrower's ability to pay its obligations in a timely manner.

        SECTION 6.17 USE OF PROPERTIES. The Properties are being, and will continue to be, used exclusively for self storage facilities and other appurtenant and related uses.

        SECTION 6.18 FLOOD ZONE. Except as insured as required by Lender, no portion of the improvements comprising the Property is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1994, as amended, or any successor law.

        SECTION 6.19 INSURANCE. Borrower has obtained and has delivered to Administrative Agent certified copies of all of the insurance policies for the Properties reflecting the insurance coverages, amounts and other insurance requirements set forth in this Agreement. No claims have been made under any such policy, and to Borrower's Knowledge, no Person, including Borrower, has done, by act or omission, anything which would impair the coverage of any such policy.

        SECTION 6.20 CERTIFICATE OF OCCUPANCY; LICENSES. Except as provided for in the advance conditions hereunder, all certifications, permits, licenses and approvals, including without limitation, certificates of completion and occupancy permits (temporary or permanent), required for the legal use, occupancy and operation of the Properties for their intended use as self storage facilities (collectively, the "LICENSES") have been obtained and are in full force and effect. Borrower shall keep and maintain all Licenses in full force and effect. The use being made of the Property is in conformity with any applicable certificate of occupancy issued for the Property.

        SECTION 6.21 PHYSICAL CONDITION. Except as disclosed in the building condition reports certified to Administrative Agent and delivered in connection with the initial advance of the Loans or as set forth on Schedule 6.21, the Properties, including, without limitation, all buildings, improvements, parking facilities, sidewalks, storm drainage systems, roofs, plumbing systems, HVAC systems, fire protection systems, electrical systems, equipment, elevators, exterior sidings and doors, landscaping, irrigation systems and all structural components, are in good condition, order and repair in all material respects; to Borrower's Knowledge, there exists no structural or other material defects or damages in the Properties, whether latent or otherwise, and Borrower has not received written notice from any insurance company or bonding company of any defects or inadequacies in the Properties, or any part thereof, which would adversely affect the insurability of the same or cause the imposition of extraordinary premiums or charges thereon or of any termination or threatened termination of any policy of insurance or bond.

        SECTION 6.22 BOUNDARIES. Except as shown on the surveys, all of the Improvements lie wholly within the boundaries and building restriction lines of each Property, and no improvements on adjoining properties encroach upon any Property, and no Improvements encroach upon or violate any easements or other encumbrances upon any Property, so as to materially adversely affect the value or marketability of such Property, except those which are insured against by title insurance.

        SECTION 6.23 SEPARATE LOTS. Each Property is comprised of one (1) or more parcels which constitutes one (1) or more separate tax lots and does not constitute a portion of any other tax lot not a part of such Property.

        SECTION 6.24 SURVEY. To Borrower's Knowledge, the survey for each Property delivered to Administrative Agent in connection with this Agreement does not fail to reflect any material matter affecting such Property or the title thereto.

        SECTION 6.25 FILING AND RECORDING TAXES. All transfer taxes, deed stamps, intangible taxes or other amounts in the nature of transfer taxes required to be paid by any Person under applicable legal requirements currently in effect in connection with the transfer of each Property to Borrower or any transfer of a controlling interest in Borrower have been paid or will be paid on the date hereof. All mortgage, mortgage recording, stamp, intangible or other similar tax required to be paid by any Person under applicable legal requirements currently in effect in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents, including, without limitation, the Mortgage, have been paid and, under current legal requirements, the Mortgage is enforceable in accordance with its terms by Administrative Agent or any subsequent holder thereof (on behalf of the Lenders), subject to applicable bankruptcy, insolvency, or similar laws generally affecting the enforcement of creditors' rights.

        SECTION 6.26 INVESTMENT COMPANY ACT. Borrower is not (1) an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended; (2) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended; or (3) subject to any other federal or state law or regulation which purports to restrict or regulate its ability to borrow money.

                                   ARTICLE 7

                               FINANCIAL REPORTING

        SECTION 7.1 FINANCIAL STATEMENTS.


                (a) MONTHLY REPORTS. Within thirty (30) days after the end of each calendar month, Borrower shall furnish to Administrative Agent a current (as of the calendar month just ended) balance sheet, a detailed income statement (showing monthly activity and year-to-date) stating Operating Revenues, Operating Expenses, operating income and Net Cash Flow for the calendar month just ended for each Property and the Portfolio and, as requested by Administrative Agent, and an occupancy report and delinquency report.

                (b) QUARTERLY REPORTS. Within forty-five (45) days after the end of each calendar quarter, Borrower shall furnish to Administrative Agent a detailed operating statement (showing quarterly activity and year-to-date) stating Operating Revenues, Operating Expenses, operating income and Net Cash Flow for the calendar quarter just ended for each Property and the Portfolio.

                (c) ANNUAL REPORTS. Within ninety (90) days after the end of each fiscal year of Borrower's operation of the Portfolio, Borrower shall furnish to Administrative Agent and the Lenders a current (as of the end of such fiscal year) balance sheet, a detailed operating statement stating Operating Revenues, Operating Expenses, operating income and Net Cash Flow for Borrower and for each Property and the Portfolio, and, if required by Administrative Agent, prepared on a review basis and certified by an independent public accountant satisfactory to Administrative Agent.

                (d) CERTIFICATION; SUPPORTING DOCUMENTATION. Each such financial statement shall be in scope and detail satisfactory to - Administrative Agent and certified by the chief financial representative of Borrower.

        SECTION 7.2 ACCOUNTING PRINCIPLES. All financial statements shall be prepared in accordance with generally accepted accounting principles applicable to commercial real estate, consistently applied from year to year.

        SECTION 7.3 OTHER INFORMATION. Borrower shall deliver to Administrative Agent additional information regarding Borrower, its subsidiaries, its business, any Borrower Party, and the Portfolio within 30 days after Administrative Agent's reasonable request therefor.

        SECTION 7.4 ANNUAL BUDGET. At least thirty (30) days prior to the commencement of each fiscal year, Borrower will provide to Administrative Agent and the Lenders its proposed annual operating and capital improvements budget for such fiscal year for review and approval by Administrative Agent and the Lenders.

        SECTION 7.5 AUDITS. Administrative Agent (on behalf of the Lenders) shall have the right to choose and appoint a certified public accountant to perform financial audits as it deems reasonably necessary, at Borrower's expense. Borrower shall permit Administrative Agent and the Lenders to examine such records, books and papers of Borrower which reflect upon its financial condition and the income and expense relative to each Property and the Portfolio.

                                   ARTICLE 8

                                    COVENANTS

        Borrower covenants and agrees with Administrative Agent and the Lenders as follows:

        SECTION 8.1 DUE ON SALE AND ENCUMBRANCE; TRANSFERS OF INTERESTS. Without the prior written consent of Administrative Agent and the Lenders (to the extent required under Section 11.2), except as provided in Section 8.1(c) below:

                (a) neither Borrower nor any other Person having an ownership or beneficial interest in Borrower shall (1) directly or indirectly sell, transfer, convey, mortgage, pledge, or assign any interest in the Portfolio or any part thereof (including any membership or any other ownership interest in Borrower); (2) further encumber, alienate, grant a Lien or grant any other interest in the Portfolio or any part thereof (including any membership or other ownership interest in Borrower), whether voluntarily or involuntarily; or (3) enter into any easement or other agreement granting rights in or restricting the use or development of the Portfolio or any part thereof;

                (b) no new general partner, member, or limited partner having the ability to control the affairs of Borrower shall be admitted to or created in Borrower (nor shall any existing general partner or member or controlling limited partner withdraw from Borrower), and no change in Borrower's organizational documents relating to control over Borrower and/or the Portfolio or any part thereof shall be effected;

                (c) Notwithstanding anything in this Section 8.1 to the contrary, (i) CCPRE-Storage, LLC and Shurgard, the only members in Borrower, may transfer membership interests and the ability to control the affairs of Borrower without the prior written consent of Administrative Agent if and only if such transfers are made to each other and done pursuant to the terms and conditions of this Agreement and Borrower's Limited Liability Company Agreement in effect as of the date hereof and prompt written notice thereof is given to Administrative Agent; provided, however, that the managing member of Borrower must be approved by Administrative Agent unless it is an Affiliate of CCPRE-Storage, LLC or Shurgard, and (ii) any transfer of publicly traded stock in Shurgard Storage Centers, Inc. in the normal course of business shall be permitted; and

                (d) CCPRE-Storage, LLC may transfer its membership interest in Borrower to an institutional investor approved in writing by Administrative Agent, such approval not to be unreasonably withheld or delayed, and, CCPRE-Storage, LLC may pledge, hypothecate or otherwise leverage its membership interest in Borrower to secure financing to CCPRE-Storage, LLC; provided, however, that such financing does not have an unreasonable adverse effect on Borrower and prompt written notice thereof is given to Administrative Agent.

As used in this Section 8.1, "transfer" shall include the sale, transfer, conveyance, mortgage, pledge, or assignment of the legal or beneficial ownership of (1) the Portfolio or any part thereof, (2) any partnership interest in any general partner in Borrower that is a partnership, and (3) any voting stock in any general partner in Borrower that is a corporation; "transfer" shall not include the leasing of individual units within the Portfolio so long as Borrower complies with the provisions of the Loan Documents relating to such leasing activity.

        SECTION 8.2 TAXES; CHARGES. Borrower shall pay before any fine, penalty, interest or cost may be added thereto, and shall not enter into any agreement to defer, any real estate taxes and assessments, franchise taxes and charges, and other governmental charges that may become a Lien upon any Property or become payable during the term of the Loan, and will promptly furnish Administrative Agent with evidence of such payment; however, Borrower's compliance with Section
3.4 of this Agreement during any time that the impounds for taxes and assessments are being delivered to Administrative Agent shall, with respect to payment of such taxes and assessments, be deemed compliance with this Section
8.2. Borrower shall not suffer or permit the joint assessment of any Property with any other real property constituting a separate tax lot or with any other real or personal property. Borrower shall pay when due all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in a Lien on any Property; however, Borrower may contest the validity of such claims and demands so long as (a) Borrower notifies Lender that it intends to contest such claim or demand, (b) Borrower provides Administrative Agent with an indemnity, bond or other security satisfactory to Administrative Agent (including an endorsement to Administrative Agent's title insurance policy insuring against such claim or demand) assuring the discharge of Borrower's obligations for such claims and demands, including interest and penalties, and
(c) Borrower is diligently contesting the same by appropriate legal proceedings in good faith and at its own expense and concludes such contest prior to the tenth (10th) day preceding the earlier to occur of the Maturity Date or the date on which the affected Property or Properties are scheduled to be sold for non-payment.

        SECTION 8.3 CONTROL; MANAGEMENT. There shall be no change in the day-to-day control and management of Borrower or Borrower's managing member without the prior written consent of Administrative Agent, except as set forth in Section 8.1(c). Borrower shall not terminate, replace or appoint any Property Manager or terminate or amend any Management

Agreement or Borrower's Limited Liability Company Agreement without Administrative Agent's prior written approval; provided, however, that Shurgard is hereby approved as an acceptable Property Manager. Any change in ownership or control of the Property Manager shall be cause for Administrative Agent to reapprove such Property Manager and Management Agreement pertaining thereof. Each Property Manager shall hold and maintain all necessary licenses, certifications and permits required by law. Borrower shall fully perform all of its covenants, agreements and obligations under the Management Agreement. Without the prior approval of Administrative Agent, Borrower shall not permit or allow Property Manager to assign, transfer, or delegate its duties and responsibilities with respect to the Properties or any part thereof. The Management Agreement and the payment of all fees, costs, expenses and other sums due thereunder shall be subordinated to the Loans, except that the Property Manager shall not be required to render services to Administrative Agent after foreclosure without compensation. Property Manager shall be required to and shall execute Administrative Agent's standard form of subordination of management agreement, which agreement shall provide, among other things, that the Property Manager may be terminated by Administrative Agent, without penalty or fee, if (A) Property Manager becomes insolvent or bankrupt, or (B) an Event of Default or a Potential Default occurs.

        SECTION 8.4 OPERATION; MAINTENANCE; INSPECTION. Borrower shall observe and comply (or cause compliance) with all legal requirements applicable to the ownership, use and operation of each Property. Borrower shall maintain each Property in good condition and promptly repair any damage or casualty. Borrower shall permit Administrative Agent and the Lenders and their respective agents, representatives and employees, upon reasonable prior notice to Borrower, to inspect each Property and conduct such environmental and engineering studies as Administrative Agent or Lenders may require, provided such inspections and studies do not materially interfere with the use and operation of such Property.

        SECTION 8.5 TAXES ON SECURITY. Borrower shall pay all taxes, charges, filing, registration and recording fees, excises and levies payable with respect to the Notes or the Liens created or secured by the Loan Documents, other than income, franchise and doing business taxes imposed on Administrative Agent or any Lender. If there shall be enacted any law (1) deducting the Loans from the value of the Portfolio or any portion thereof for the purpose of taxation, (2) affecting any Lien on the any Property, or (3) changing existing laws of taxation of mortgages, deeds of trust, security deeds, or debts secured by real property, or changing the manner of collecting any such taxes, Borrower shall promptly pay to Administrative Agent, on demand, all taxes, costs and charges for which Administrative Agent or any Lender is or may be liable as a result thereof; however, if such payment would be prohibited by law or would render the Loans usurious, then instead of collecting such payment, Administrative Agent may (and on the request of the Majority Lenders shall) declare all amounts owing under the Loan Documents to be immediately due and payable.

        SECTION 8.6 LEGAL EXISTENCE; NAME, ETC. Borrower and each manager in Borrower shall preserve and keep in full force and effect its existence as a Single Purpose Entity, entity status, franchises, rights and privileges under the laws of the state of its formation, and all qualifications, licenses and permits applicable to the ownership, use and operation of each Property. Neither Borrower nor any manager of Borrower shall wind up, liquidate, dissolve, reorganize, merge, or consolidate with or into, or convey, sell, assign, transfer, lease, or otherwise dispose of all or substantially all of its assets, or acquire all or substantially all of the assets of the business of any Person. Borrower and each manager in Borrower shall conduct business only in its own name and shall not change its name, identity, or organizational structure, or the location of its chief executive office or principal place of business unless Borrower (a) shall have obtained the prior written consent of Administrative Agent to such change, and (b) shall have taken all actions necessary or requested by Administrative Agent to file or amend any financing statement or continuation statement to assure perfection and continuation of perfection of security interests under the Loan Documents. Borrower (and each manager in Borrower), if any, shall maintain its separateness as an entity, including maintaining separate books, records, and accounts and observing corporate and limited liability company formalities independent of any other entity, shall pay its obligations with its own funds and shall not commingle funds or assets with those of any other entity.

        SECTION 8.7 AFFILIATE TRANSACTIONS. Without the prior written consent of Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed, Borrower shall not engage in any transaction affecting the Portfolio with an Affiliate of Borrower except those contemplated by the Management Agreement.

        SECTION 8.8 LIMITATION ON OTHER DEBT. Borrower shall not, without the prior written consent of Administrative Agent and the Majority Lenders, incur any Debt other than the Loans and trade and operational payables described in subsection (xv) of the definition of Single Purpose Entity.

        SECTION 8.9 FURTHER ASSURANCES. Borrower shall promptly (a) cure any defects in the execution and delivery of the Loan Documents, and (b) execute and deliver, or cause to be executed and delivered, all such other documents, agreements and instruments as Administrative Agent may reasonably request to further evidence and more fully describe the collateral for the Loans, to correct any omissions in the Loan Documents, to perfect, protect or preserve any liens created under any of the Loan Documents, or to make any recordings, file any notices, or obtain any consents, as may be necessary or appropriate in connection therewith.

        SECTION 8.10 ESTOPPEL CERTIFICATES. Borrower, within ten (10) days after request, shall furnish to Administrative Agent a written statement, duly acknowledged, setting forth the amount due on the Loans, the terms of payment of the Loans, the date to which interest has been paid, whether any offsets or defenses exist against the Loans and, if any are alleged to exist, the nature thereof in detail, and such other matters as Administrative Agent reasonably may request.

        SECTION 8.11 NOTICE OF CERTAIN EVENTS. Upon Borrower or a member of Borrower obtaining knowledge, Borrower shall promptly notify Administrative Agent of (a) any Potential Default or Event of Default, together with a detailed statement of the steps being taken to cure such Potential Default or Event of Default; (b) any notice of default received by Borrower under other obligations relating to any Property or otherwise material to Borrower's business; and (c) any threatened or pending legal, judicial or regulatory proceedings, including any dispute between Borrower and any governmental authority, affecting Borrower or any Property that could reasonably be expected to have a Material Adverse Effect.

        SECTION 8.12 INDEMNIFICATION. Borrower shall indemnify, defend and hold Administrative Agent and Lender harmless from and against any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever, including the reasonable fees and actual expenses of Lender's counsel, in connection with (a) any inspection, review or testing of or with respect to the Portfolio or any one or more Properties or any portion thereof, (b) any investigative, administrative, mediation, arbitration, or judicial proceeding, whether or not Lender is designated a party thereto, commenced or threatened at any time (including after the repayment of the Loans) in any way related to the execution, delivery or performance of any Loan Document or to the Portfolio or any one or more Properties or any portion thereof, (c) any proceeding instituted by any Person claiming a Lien, and (d) any brokerage commissions or finder's fees claimed by any broker or other party in connection with the Loan, the Portfolio or any one or more Properties or any portion thereof, or any of the transactions contemplated in the Loan Documents, including those arising from the joint, concurrent, or comparative negligence of Administrative Agent or any Lender, except to the extent any of the foregoing is caused by Administrative Agent's or any Lender's gross negligence or willful misconduct, in which case the party to whom the gross negligence or willful misconduct is attributable (but not any other party) shall not be entitled to the indemnification provided for hereunder to the extent of such gross negligence or willful misconduct.

        SECTION 8.13 PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any Lien, even though inferior to the Liens of the Loan Documents, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional Lien other than the liens or security of the Loan Documents, except for the Permitted Encumbrances.

        SECTION 8.14 ALTERATIONS. Borrower shall obtain Administrative Agent's prior written consent, which consent shall not be unreasonably withheld or delayed, to any alterations to any improvements that may have a material adverse effect on Borrower's financial condition, the use, operation or value of the Property or the Actual Net Operating Income with respect to the Property, other than alterations performed in connection with the restoration of the Property after the occurrence of a casualty in accordance with the terms and provisions of this Agreement. Notwithstanding anything in this Section to the contrary, Borrower will not permit the Property located at Brick Township, New Jersey to be operated as an Industrial Establishment, as that term is defined in N.J.S.A. 13:1K-8.

        SECTION 8.15 HANDICAPPED ACCESS.


                (a) Borrower (a) agrees that it shall use commercially reasonable efforts to ensure that the Property shall at all times comply with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities as the same may apply to self-storage facilities (collectively, "ACCESS LAWS") and (b) has no actual knowledge as to the

        Property's non-compliance with any Access Laws where the failure to so comply could have a material adverse effect on the Property or on Borrower's ability to repay the Loans in accordance with the terms hereof.

                (b) Notwithstanding any provisions set forth herein or in any other document regarding Administrative Agent's approval of alterations of the Property, Borrower shall not alter the Property in any manner which would materially increase Borrower's responsibilities for compliance with the applicable Access Laws without the prior written approval of Administrative Agent. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Administrative Agent may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person reasonably acceptable to Administrative Agent.

Borrower agrees to give prompt notice to Administrative Agent of the receipt by Borrower of any written complaints related to violation of any Access Laws with respect to the Property and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

        SECTION 8.16 HEDGE INSTRUMENT. Borrower shall purchase and keep in full force and effect at all times that the Loans remain outstanding an interest rate hedge (the "HEDGE INSTRUMENT") assuming a notional amount equal to the amount of the Loans. The Hedge Instrument shall provide for a Libor strike price of not more than nine percent (9%). The Hedge Instrument shall be in form mutually acceptable to Administrative Agent, Lenders and Borrower and shall be provided by a counterparty (the "COUNTERPARTY") that is a financial institution whose long term unsecured debt obligations are rated at least "AA-" by Standard & Poor's Ratings Group and Moody's Investors Services (the "REQUIRED RATING"). Borrower shall not provide the Portfolio, the Property, or a pledge of any interest in Borrower as security for the Hedge Instrument. The Counterparty must maintain, and Borrower shall cause the Counterparty to maintain, the Required Rating during the term of the Loans, including during the term of any extension option. Borrower shall pledge to Administrative Agent the Hedge Instrument as additional collateral for the Loan. The Hedge Instrument shall be in effect for a period equal to the initial term, and as a condition to any extension, Borrower shall deliver a new interest rate hedge instrument to Lender. Any modifications, amendments, changes, cancellation or terminations of a Hedge Instrument shall require the prior written consent of Administrative Agent

                                   ARTICLE 9

                                EVENTS OF DEFAULT

        Each of the following shall constitute an Event of Default under the
Loan:

        SECTION 9.1 PAYMENTS. Borrower's failure to pay any regularly scheduled installment of principal, interest or other amount due under the Loan Documents (including, without limitation, any fees hereunder) within five (5) days of (and including) the date when due, or Borrower's failure to pay the Loan at the Maturity Date, whether by acceleration or otherwise.

        SECTION 9.2 INSURANCE. Borrower's failure to maintain insurance as required under Section 3.1 of this Agreement.

        SECTION 9.3 SINGLE PURPOSE ENTITY. If Borrower or any Borrower Party breaches its covenant under Section 8.6 with respect to its status as a Single Purpose Entity.

        SECTION 9.4 TAXES. If any of the Taxes are not paid when the same are due and payable.

        SECTION 9.5 SALE, ENCUMBRANCE, ETC. The sale, transfer, conveyance, pledge, mortgage or assignment of all or any part of the Portfolio, or any interest therein, or of any interest in Borrower, in violation of Section 8.1 of this Agreement.

        SECTION 9.6 REPRESENTATIONS AND WARRANTIES. Any representation or warranty made in any Loan Document as to any material fact or issue proves to be untrue in any material respect when made or deemed made.

        SECTION 9.7 OTHER ENCUMBRANCES. Any default under any document or instrument, other than the Loan Documents, evidencing or creating a Lien on the Portfolio or any part thereof, beyond applicable notice and cure periods.

        SECTION 9.8 INVOLUNTARY BANKRUPTCY OR OTHER PROCEEDING. Commencement of an involuntary case or other proceeding against Borrower, any Borrower Party or any other Person having an ownership or security interest in the Portfolio (each, a "BANKRUPTCY Party") which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 90 days; or an order for relief against a Bankruptcy Party shall be entered in any such case under the Federal Bankruptcy Code.

        SECTION 9.9 VOLUNTARY PETITIONS, ETC. Commencement by a Bankruptcy Party of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its Debts or other liabilities under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any of its property, or consent by a Bankruptcy Party to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or the making by a Bankruptcy Party of a general assignment for the benefit of creditors, or the failure by a Bankruptcy Party, or the admission by a Bankruptcy Party in writing of its inability, to pay its debts generally as they become due, or any action by a Bankruptcy Party to authorize or effect any of the foregoing.

        SECTION 9.10 COVENANTS. Borrower's failure to perform or observe any of the agreements and covenants contained in this Agreement or in any of the other Loan Documents and not specified above, and the continuance of such failure for thirty (30) days after notice by Administrative Agent to Borrower; however, subject to any shorter period for curing any failure by Borrower as specified in any of the other Loan Documents, Borrower shall have an additional sixty (60) days to cure such failure if (a) such failure does not involve the failure to make payments on a monetary obligation; (b) such failure cannot reasonably be cured within thirty (30) days; and (c) Borrower is diligently undertaking to cure such default.

                                   ARTICLE 10

                                    REMEDIES

        SECTION 10.1 REMEDIES - INSOLVENCY EVENTS. Upon the occurrence of any Event of Default described in Section 9.8 or Section 9.9 the obligations to advance amounts hereunder shall immediately terminate, and all amounts due under the Loan Documents immediately shall become due and payable, all without written notice and without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or any other notice of default of any kind, all of which are hereby expressly waived by Borrower; however, if the Bankruptcy Party under
Section 9.8 or Section 9.9 is other than Borrower, then all amounts due under the Loan Documents shall become immediately due and payable at Administrative Agent's election, in Administrative Agent's sole discretion.

        SECTION 10.2 REMEDIES - OTHER EVENTS. Except as set forth in Section
10.1 above, while any Event of Default exists, Administrative Agent may (a) by written notice to Borrower, declare the entire amount of the Loans to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate the maturity thereof, notice of acceleration of the maturity thereof, or other notice of default of any kind, all of which are hereby expressly waived by Borrower, (b) terminate the obligation, if any, to advance amounts hereunder, and (c) exercise all rights and remedies therefor under the Loan Documents and at law or in equity.

        SECTION 10.3 LENDER'S RIGHT TO PERFORM THE OBLIGATIONS. If Borrower shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then while any Event of Default exists, and without notice to or demand upon Borrower and without waiving or releasing any other right, remedy or recourse Administrative Agent or any Lender may have because of such Event of Default, Administrative Agent may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrower, and shall have the right to enter upon the Portfolio or any portion thereof for such purpose and to take all such action thereon and with respect to the Portfolio or any portion thereof as it may deem necessary or appropriate. If Administrative Agent shall elect to pay any sum due with reference to the Portfolio or any portion thereof, Administrative Agent may do so in reliance on any bill, statement or assessment procured from the appropriate governmental authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Administrative Agent shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Additionally, if any Hazardous Materials affect or threaten to affect the Portfolio or any portion thereof, Administrative Agent may (but shall not be obligated to) give such notices and take such actions as it deems necessary or advisable in order to abate the discharge of any Hazardous Materials or remove the Hazardous Materials. Borrower shall indemnify, defend and hold Administrative Agent and the Lenders harmless from and against any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever, including reasonable attorneys' fees, incurred or accruing by reason of any acts performed by Administrative Agent or any Lender pursuant to the provisions of this Section 10.3, including those arising from the joint, concurrent, or comparative negligence of Administrative Agent or any Lender, except as a result of Administrative Agent's or any Lender's gross negligence or willful misconduct. All sums paid by Administrative Agent pursuant to this
Section 10.3, and all other sums expended by Administrative Agent or any Lender to which it shall be entitled to be indemnified, together with interest thereon at the Default Rate from the date of such payment or expenditure until paid, shall constitute additions to the Loans, shall be secured by the Loan Documents and shall be paid by Borrower to Administrative Agent upon demand.

                                   ARTICLE 11

                                  MISCELLANEOUS

        SECTION 11.1 NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be (a) mailed by certified mail, postage prepaid, return receipt requested, (b) sent by overnight air courier service, or personally delivered to a representative of the receiving party, (c) sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or (d) personal delivery as otherwise provided in this
Section 11.1) to the intended recipient at the "Address for Notices" specified below:

               If to Borrower:   CCP/Shurgard Venture, LLC
                                 c/o Shurgard Storage Centers, Inc.
                                 1155 Valley Street
                                 Seattle, Washington 98109
                                 Attention: Chief Executive Officer and
                                            General Counsel
                                 Telecopy:  (206) 652-3760

               with copy to:     CCPRE-Storage, LLC
                                 c/o Chase Capital Partners
                                 1221 Avenue of the Americas
                                 20th Floor
                                 New York, New York 10020
                                 Attention: Patrick J. Sullivan
                                 Telecopy:  (212) 899-3401

               and copy to:      O'Sullivan Graev & Karabell, LLP
                                 30 Rockefeller Plaza
                                 New York, New York 10112
                                 Attention:Steven C. Koppel, Esq.
                                 Telecopy: (212) 218-6223

               If to Lender:     General Electric Capital Corporation
                                 125 Park Avenue
                                 9th Floor
                                 New York, New York 10017
                                 Attention:  Region Manager,
                                             Portfolio Management Operations
                                 Telecopy:   (212) 850-5850


               with copy to:     King & Spalding
                                 191 Peachtree Street, N.E.
                                 Atlanta, Georgia 30303
                                 Attention:  Thomas K. Dotzenrod, Esq.
                                 Telecopy:   (404) 572-5148

Any communication so addressed and mailed shall be deemed to be given on the earliest of (a) when actually delivered, (b) on the first Business Day after deposit with an overnight air courier service, or (c) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee (except as otherwise provided in the Mortgage), and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Administrative Agent or Borrower, as the case may be. If given by telecopy, a notice shall be deemed given and received when the telecopy is transmitted to the party's telecopy number specified above, and confirmation of complete receipt is received by the transmitting party during normal business hours or on the next Business Day if not confirmed during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 11.1. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

        SECTION 11.2 AMENDMENTS, WAIVERS, ETC.

                (a) Subject to any consents required pursuant to this Section
        11.2 and any other provisions of this Agreement (including, without limitation, Section 2.3(e)), and any other Loan Document which expressly require the consent, approval or authorization of the Majority Lenders, this Agreement and any other Loan Document may be modified or supplemented only by an instrument in writing signed by Borrower and Administrative Agent; provided that, Administrative Agent may (without any Lender's consent) give or withhold its agreement to any amendments of the Loan Documents or any waivers or consents in respect thereof or exercise or refrain from exercising any other rights or remedies which Administrative Agent may have under the Loan Documents or otherwise provided that such actions do not, in Administrative Agent's judgment reasonably exercised, materially adversely affect the value of any collateral, taken as a whole, or represent a departure from Administrative Agent's standard of care described in Section 13.5 (and the assignment or granting of a participation by GECC shall not limit or otherwise affect its discretion in respect of any of the foregoing), except that Administrative Agent will not, without the consent of each Lender, agree to the following

        (provided that no Lender's consent shall be required for any of the following which are otherwise required or contemplated under the Loan Documents): (a) reduce the principal amount of the Loans or reduce the interest rate thereon; (b) extend any stated payment date for principal of or interest on the Loans payable to such Lender; (c) release Borrower, any Guarantor or any other party from liability under the Loan Documents (except for any assigning Lender pursuant to Section 11.24 and any resigning Administrative Agent pursuant to Section 13.8); (d) release or subordinate in whole or in part any material portion of the collateral given as security for the Loans; (e) modify any of the provisions of this Section, the definition of "Majority Lenders" or any other provision in the Loan Documents specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder;
        (f) modify the terms of any Event of Default; or (g) consent to (i) the sale, transfer or encumbrance of any portion of the Property (or any interest therein) or any direct or indirect ownership interest therein and (ii) the incurrence by Borrower of any additional indebtedness secured by the Property, in each case to the extent (and subject to any standard of reasonability) such consent is required under the Loan Documents.

                (b) Notwithstanding anything to contrary contained in this Agreement, any modification or supplement of Article 13, or of any of the rights or duties of Administrative Agent hereunder, shall require the consent of Administrative Agent.

        SECTION 11.3 LIMITATION ON INTEREST. It is the intention of the parties hereto to conform strictly to applicable usury laws. Accordingly, all agreements between Borrower, Administrative Agent and the Lenders with respect to the Loans are hereby expressly limited so that in no event, whether by reason of acceleration of maturity or otherwise, shall the amount paid or agreed to be paid to Administrative Agent or any Lender or charged by any Lender for the use, forbearance or detention of the money to be lent hereunder or otherwise, exceed the maximum amount allowed by law. If the Loans would be usurious under applicable law (including the laws of the State and the laws of the United States of America), then, notwithstanding anything to the contrary in the Loan
Documents: (1) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under the Loan Documents shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Notes by the holders thereof (or, if the Notes have been paid in full, refunded to Borrower); and (2) if maturity is accelerated by reason of an election by Administrative Agent in accordance with the terms hereof, or in the event of any prepayment, then any consideration which constitutes interest may never include more than the maximum amount allowed by applicable law. In such case, excess interest, if any, provided for in the Loan Documents or otherwise, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread from the date of advance until payment in full so that the actual rate of interest is uniform through the term hereof. If such amortization, proration, allocation and spreading is not permitted under applicable law, then such excess interest shall be cancelled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on the Notes (or, if the Notes have been paid in full, refunded to Borrower). The terms and provisions of this Section 11.3 shall control and supersede every other provision of the Loan Documents. The Loan Documents are contracts made under and shall be construed in accordance with and governed by the laws of the State, except that if at any time the laws of

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the United States of America permit the Lenders to contract for, take, reserve, charge or receive a higher rate of interest than is allowed by the laws of the State (whether such federal laws directly so provide or refer to the law of any state), then such federal laws shall to such extent govern as to the rate of interest which the Lenders may contract for, take, reserve, charge or receive under the Loan Documents.

        SECTION 11.4 INVALID PROVISIONS. If any provision of any Loan Document is held to be illegal, invalid or unenforceable, such provision shall be fully severable; the Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof; the remaining provisions thereof shall remain in full effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom; and in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Document a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

        SECTION 11.5 REIMBURSEMENT OF EXPENSES. Borrower shall pay or reimburse Administrative Agent and/or the Lenders on demand of the applicable party for:
(1) all expenses incurred by Administrative Agent in connection with the Loans, including fees and expenses of Administrative Agent's attorneys, environmental, engineering and other consultants, and fees, charges or taxes for the negotiation, recording or filing of Loan Documents, (2) all expenses of Administrative Agent in connection with the administration of the Loans, including audit costs, inspection fees, settlement of condemnation and casualty awards, and premiums for title insurance and endorsements thereto, (3) all of Administrative Agents reasonable costs and expenses (including reasonable fees and disbursements of Administrative Agent's external counsel) incurred in connection with the syndication of the Loans to the Lenders, and (4) Administrative Agent and the Lenders for all amounts expended, advanced or incurred by Administrative Agent and the Lenders to collect the Notes, or to enforce the rights of Administrative Agent and the Lenders under this Agreement or any other Loan Document, or to defend or assert the rights and claims of Administrative Agent and the Lenders under the Loan Documents or with respect to the Property (by litigation or other proceedings), which amounts will include all court costs, attorneys' fees and expenses, fees of auditors and accountants, and investigation expenses as may be incurred by Administrative Agent and the Lenders in connection with any such matters (whether or not litigation is instituted), together with interest at the Default Rate on each such amount from the date of disbursement until the date of reimbursement to Administrative Agent and the Lenders, all of which shall constitute part of the Loans and shall be secured by the Loan Documents.

        SECTION 11.6 APPROVALS; THIRD PARTIES; CONDITIONS. All approval rights retained or exercised by Administrative Agent and the Lenders with respect to leases, contracts, plans, studies and other matters are solely to facilitate the Lenders' credit underwriting, and shall not be deemed or construed as a determination that the Lenders have passed on the adequacy thereof for any other purpose and may not be relied upon by Borrower or any other Person. This Agreement is for the sole and exclusive use of Administrative Agent, the Lenders and Borrower and may not be enforced, nor relied upon, by any Person other than Administrative Agent, the Lenders and Borrower. All conditions of the obligations of Administrative Agent and the Lenders hereunder, including the obligation to make advances, are imposed solely and exclusively for the benefit of Administrative Agent and the Lenders, their successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or be entitled to assume that the Lenders will refuse to make advances in the absence of strict compliance with any or all of such conditions, and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by Administrative Agent and the Lenders at any time in their sole discretion.

        SECTION 11.7 LENDERS AND ADMINISTRATIVE AGENT NOT IN CONTROL; NO PARTNERSHIP. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Administrative Agent or any Lender the right or power to exercise control over the affairs or management of Borrower, the power of Administrative Agent and the Lenders being limited to the rights to exercise the remedies referred to in the Loan Documents. The relationship between Borrower, Administrative Agent and Lender is, and at all times shall remain, solely that of debtor and creditor. No covenant or provision of the Loan Documents is intended, nor shall it be deemed or construed, to create a partnership, joint venture, agency or common interest in profits or income among Administrative Agent, Lenders and Borrower, or any of them, or to create an equity in the Portfolio or any portion thereof in Administrative Agent or any Lender. Neither Administrative Agent nor any Lender undertakes or assumes any responsibility or duty to Borrower or to any other person with respect to the Portfolio or any portion thereof or the Loans, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan
Documents: (a) neither Administrative Agent nor any Lender are, or shall be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its stockholders, members, or partners and neither Administrative Agent nor any Lender intends to ever assume such status; (b) neither Administrative Agent nor any Lender shall be liable for any Debts, expenses or losses incurred or sustained by Borrower; and (c) neither Administrative Agent nor any Lender shall be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its stockholders, members, or partners. Administrative Agent, the Lenders and Borrower disclaim any intention to create any partnership, joint venture, agency or common interest in profits or income among Administrative Agent, Lenders and Borrower, or any of them, or to create an equity in the Portfolio or any portion thereof in Administrative Agent or any Lender, or any sharing of liabilities, losses, costs or expenses.

        SECTION 11.8 TIME OF THE ESSENCE. Time is of the essence with respect to this Agreement.

        SECTION 11.9 SUCCESSORS AND ASSIGNS; SECONDARY MARKET TRANSACTIONS.

                (a) Subject to the provisions of Section 11.24, this Agreement shall be binding upon and inure to the benefit of Administrative Agent, the Lenders and Borrower and the respective successors and permitted assigns.

                (b) Borrower acknowledges that Administrative Agent and each Lender and its respective successors and assigns may without notice to or consent from Borrower (a) sell this Agreement, the Mortgage, the Notes, the other Loan Documents, and any and all servicing rights thereto, or any portions thereof, to one or more investors, (b) participate and/or syndicate the Loans to one or more investors, (c) deposit this Agreement, the Notes and the other Loan Documents, or any portions thereof, with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets, or (d) otherwise sell, transfer or assign the Loans or interests therein in one or more transactions to investors (the transactions referred to in clauses (a) through (d) are hereinafter each referred to as a "SECONDARY MARKET TRANSACTION"). Borrower shall reasonably cooperate with Administrative Agent and each Lender in effecting any such - Secondary Market Transaction and shall reasonably cooperate and use all reasonable efforts to satisfy the market standards to which Administrative Agent and each Lender customarily adheres or which may be reasonably required by any participant, investor, purchaser or any rating agency involved in any Secondary Market Transaction (including, without limitation, delivery of opinions of counsel in form and substance similar to the opinions of counsel delivered to Administrative Agent on the date hereof and, if requested by Administrative Agent, a substantive non-consolidation opinion reasonably acceptable to Administrative Agent to be delivered in a reasonable period of time after such request in a form and containing such opinions, assumptions and qualifications as are then typical in such opinions for Secondary Market Transactions). Borrower shall provide such information and documents relating to Borrower and the Property as Administrative Agent and each Lender may reasonably request in connection with such Secondary Market Transaction. In addition, Borrower shall make available to Administrative Agent and the Lenders all information concerning the Property, its business and operations that Administrative Agent and the Lenders may reasonably request. Administrative Agent and the Lenders shall be permitted to share all information with the participants, investors, purchasers, investment banking firms, rating agencies, accounting firms, law firms and third-party advisory firms involved with the Loans and Loan Documents or the applicable Secondary Market Transaction. Administrative Agent and the Lenders and all of the aforesaid participants, investors, purchasers, advisors, rating agencies and professional firms shall be entitled to rely on the information supplied by or on behalf of Borrower. Borrower also agrees to execute any amendment of or supplement to this Agreement and the other Loan Documents as Administrative Agent and the Lenders may reasonably request in connection with any Secondary Market Transaction, provided that such amendment or supplement does not change the economic terms of the Loans.

                (c) The Notes may hereafter be split, severed and subdivided, by in substitution for promissory notes of lesser denominations or otherwise, and, in such event, Borrower shall promptly execute additional or replacement Notes.

        SECTION 11.10 RENEWAL, EXTENSION OR REARRANGEMENT. All provisions of the Loan Documents shall apply with equal effect to each and all promissory notes and amendments thereof hereinafter executed which in whole or in part represent a renewal, extension, increase or rearrangement of the Loans. For portfolio management purposes, Lenders may elect to divide the Loans into two or more separate loans evidenced by separate promissory notes so long as the payment and other obligations of Borrower are not effectively increased or otherwise modified. Borrower agrees to cooperate with Administrative Agent and the Lenders and to execute such documents as Administrative Agent reasonably may request to effect such division of the Loans.

        SECTION 11.11 WAIVERS. No course of dealing on the part of Administrative Agent and the Lenders, its officers, employees, consultants or agents, nor any failure or delay by

Administrative Agent or any Lender with respect to exercising any right, power or privilege of Administrative Agent or any Lender under any of the Loan Documents, shall operate as a waiver thereof.

        SECTION 11.12 CUMULATIVE RIGHTS. Rights and remedies of Administrative Agent and the Lenders under the Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

        SECTION 11.13 SINGULAR AND PLURAL. Words used in this Agreement and the other Loan Documents in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular in this Agreement and the other Loan Documents shall apply to such words when used in the plural where the context so permits and vice versa.

        SECTION 11.14 PHRASES. When used in this Agreement and the other Loan Documents, (i) the phrase "including" shall mean "including, but not limited to," (ii) the phrases "satisfactory to any Lender" or "satisfactory to Administrative Agent" shall mean, except as otherwise expressly provided herein, in form and substance satisfactory to such Lender or Administrative Agent, as the case may be, in all respects, (iii) the phrases "with Lender's consent", "with Lender's approval", "with Administrative Agent's consent" or "with Administrative Agent's approval" shall mean, except as otherwise expressly provided herein, such consent or approval at Lender's or Administrative Agent's, as the case may be, discretion, and (iv) the phrases "acceptable to Lender" or "acceptable to Administrative Agent" shall mean, except as otherwise expressly provided herein, acceptable to Lender or Administrative Agent, as the case may be, at such party's sole discretion."

        SECTION 11.15 EXHIBITS AND SCHEDULES. The exhibits and schedules attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein.

        SECTION 11.16 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Agreement and the other Loan Documents or the exhibits hereto and thereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

        SECTION 11.17 PROMOTIONAL MATERIAL. Subject to the limitations of
Section 11.25 below, Borrower authorizes Administrative Agent and each of the Lenders to issue press releases, advertisements and other promotional materials in connection with Administrative Agent's or such Lender's own promotional and marketing activities, and describing the Loans in general terms or in detail and Administrative Agent's or such Lender's participation in the Loans. All references to Administrative Agent or any Lender contained in any press release, advertisement or promotional material issued by Borrower shall be approved in writing by Administrative Agent and such Lender in advance of issuance.

        SECTION 11.18 SURVIVAL. All of the representations, warranties, covenants, and indemnities of Borrower hereunder (including environmental matters under Article 4, the obligations under Section 2.7(a), Section 2.7(e) and Section 2.7(f)), and under the indemnification provisions of the other Loan Documents shall survive (a) the repayment in full of the Loans and the release of the Liens evidencing or securing the Loans, (b) the transfer (by sale, foreclosure, conveyance in lieu of foreclosure or otherwise) of any or all right, title and interest in and to the Property to any party, whether or not an Affiliate of Borrower and (c) in the case of any Lender that may assign any interest in its Commitment or Loans hereunder in accordance with the terms of this Agreement, the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder.

        SECTION 11.19 Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATING TO THE LOANS OR THE PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR ADMINISTRATIVE AGENT AND EACH LENDER TO ENTER THIS AGREEMENT.

        SECTION 11.20 WAIVER OF PUNITIVE OR CONSEQUENTIAL DAMAGES. None of Administrative Agent, Lender or Borrower shall be responsible or liable to the other or to any other Person for any punitive, exemplary or consequential damages which may be alleged as a result of the Loans or the transaction contemplated hereby, including any breach or other default by any party hereto.

        SECTION 11.21 GOVERNING LAW.

                (a) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY ADMINISTRATIVE AGENT AND LENDERS AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTES DELIVERED PURSUANT HERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND

        PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTES, AND THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                (b) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ADMINISTRATIVE AGENT, ANY LENDER OR BORROWER ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS MAY AT ADMINISTRATIVE AGENT'S OPTION (WHICH DECISION SHALL BE MADE BY THE MAJORITY LENDERS) BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CT CORPORATE SYSTEM WITH OFFICES AS OF THE DATE OF THIS AGREEMENT AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011 AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (A) SHALL GIVE PROMPT NOTICE TO ADMINISTRATIVE AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (B) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL

        BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (C) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

        SECTION 11.22 ENTIRE AGREEMENT. This Agreement and the other Loan Documents embody the entire agreement and understanding between Administrative Agent, the Lenders and Borrower and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. If any conflict or inconsistency exists between the Commitment Letter and this Agreement or any of the other Loan Documents, the terms of this Agreement and the other Loan Documents shall control.

        SECTION 11.23 COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

        SECTION 11.24 ASSIGNMENTS AND PARTICIPATIONS.

                (a) ASSIGNMENTS BY BORROWER. Borrower may not assign any of its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and Administrative Agent.

                (b) ASSIGNMENTS BY THE LENDERS. Each Lender may assign any of its Loans, its Note and its Commitment (but only with the consent of Administrative Agent); provided that:

                        (i) no such consent by Administrative Agent shall be
                required in the case of any assignment by any Lender to another Lender or an affiliate of such Lender or such other Lender;

                        (ii) except to the extent Administrative Agent shall
                otherwise consent, any such partial assignment (other than to another Lender or an affiliate of a Lender) shall be in an amount at least equal to $10,000,000;

                        (iii) each such assignment (including an assignment to
                another Lender or an affiliate of a Lender) by a Lender of its Loans or Commitment shall be made in such manner so that the same portion of its Loans and Commitment is assigned to the respective assignee;

                        (iv) subject to the applicable Lender's compliance with
                the provisions of clauses (b) and (c) above, Administrative Agent's consent to an assignment shall not be unreasonably withheld, delayed or conditioned if (i) in the reasonable judgment of Administrative Agent, such assignment is made to a reputable institutional investor with substantial experience in real estate lending and originating mortgage loans similar to the Loans, and a financial net worth of at least $100,000,000,
                (ii) such assignment is first offered to Administrative Agent in accordance with the terms and conditions a separate agency agreement among Administrative Agent and the Lenders, and (iii) the provisions of clause (e) have been satisfied; and

                        (v) upon execution and delivery by the assignee (even if
                already a Lender) to Borrower and Administrative Agent of an Assignment and Acceptance pursuant to which such assignee agrees to become a "Lender" hereunder (if not already a Lender) having the Commitment and Loans specified in such instrument, and upon consent thereto by Administrative Agent to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise consented to by Administrative Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment and Loans (or portions thereof) assigned to it (in addition to the Commitment and Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment (or portion thereof) so assigned. Upon each such assignment the assigning Lender shall pay Administrative Agent a processing and recording fee of $3,500 and the reasonable fees and disbursements of Administrative Agent's counsel incurred in connection therewith.

                (c) PARTICIPATIONS. A Lender may sell or agree to sell to one or more other Persons (each a "PARTICIPANT") a participation in all or any part of any Loans held by it, or in its Commitment, provided that such Participant shall not have any rights or obligations under this Agreement or any Note or any other Loan Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender and the applicable Participant). All amounts payable by Borrower to any Lender under
        Section 2.7 in respect of Loans held by it and its - Commitment shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans and Commitment, and as if such Lender were funding each of such Loans and Commitment in the same way that it is funding the portion of such Loans and Commitment in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Loan Document except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term of such Lender's Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee or (v) consent to any modification, supplement or waiver hereof or of any of the other Loan Documents to the extent that the same, under Section 11.2, requires the consent of each Lender.


                (d) CERTAIN PLEDGES. In addition to the assignments and participations permitted under the foregoing provisions of this Section
        11.24 (but without being subject thereto), any Lender may (without notice to Borrower, Administrative Agent or any other Lender and without payment of any fee) assign and pledge all or any portion of its Loans and its

        Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any operating circular issued by such Federal Reserve Bank, and such Loans and Note shall be fully transferable as provided therein. No such assignment shall release the assigning Lender from its obligations hereunder.

                (e) PROVISION OF INFORMATION TO ASSIGNEES AND PARTICIPANTS. A Lender may furnish any information concerning Borrower or any of its Affiliates in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

                (f) NO ASSIGNMENTS TO BORROWER OR AFFILIATES. Anything in this
        Section 11.24 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to Borrower or any of its Affiliates without the prior consent of each Lender.

        SECTION 11.25 BROKERS. Borrower hereby represents to Administrative Agent and each Lender that Borrower has not dealt with any broker, underwriters, placement agent, or finder in connection with the transactions contemplated by this Agreement and the other Loan Documents, other than Chase Securities, Inc. (the "BROKER"). Borrower hereby agrees to pay all fees and commissions due and payable to Broker and to indemnify and hold Administrative Agent and each Lender harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person (including Broker) that such Person acted on behalf of Borrower in connection with the transactions contemplated herein.

        SECTION 11.26 CONFIDENTIALITY. GECC agrees to use reasonable precautions to keep confidential, in accordance with GECC's customary procedures for handling confidential information of the same nature and in accordance with sound banking practices, and any non-public information supplied to it by the Borrower, and member of the Borrower or any Borrower Party pursuant to this Agreement, provided that nothing herein shall limit the disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) on a confidential, "need-to-know" basis, to the Lenders and to the advisors, consultants, counsel, and other representatives for any of the Lenders or Administrative Agent, (c) to bank examiners or any other regulatory authority having jurisdiction over any Lender or Administrative Agent, or to auditors or accountants, (d) to Administrative Agent, (e) in connection with any litigation to which any one or more of the Lenders or Administrative Agent is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document (f) with the consent of the Borrower, (g) to the extent already in GECC's possession or control, (h) to the extent that it is or becomes generally available to the public, (i) to the extent that it is independently developed by GECC, or (j) to the extent that it becomes available to GECC from a source that is not, to GECC's knowledge, bound by a duty of confidentiality. This provision will terminate on the first anniversary of the termination of this Loan Agreement. Borrower acknowledges that GECC is a large, diverse financial services institution with many contacts in the market. This Agreement shall not preclude GECC from pursuing its ordinary course financing and investing business which may include financing or other transactions involving Borrower, its assets, or members. Nothing contained herein shall preclude GECC from disclosing the confidential information to prospective investors, rating agencies, and their respective advisors in connection with any disposition of the loan or other investment (or any interest therein) by GECC. As used in this paragraph only, "GECC" means solely the portion of the real estate lending business of GECC headed by Michael Pralle or his successors, it being understood that no other GECC business, component or affiliate shall be bound hereby.

                                   ARTICLE 12

                            LIMITATIONS ON LIABILITY


        SECTION 12.1 LIMITATION ON LIABILITY. Except as provided below, neither Borrower nor any member, director or officer of Borrower shall be personally liable for amounts due under the Loan Documents. Borrower shall be personally liable to Administrative Agent and the Lenders for any deficiency, loss or damage actually suffered by Administrative Agent or any Lender because of: (a) Borrower's commission of a criminal act, (b) the failure to comply with provisions of the Loan Documents prohibiting the sale, transfer or encumbrance of the Portfolio or any portion thereof, any other collateral, or any direct or indirect ownership interest in Borrower; (c) the misapplication by Borrower or any Borrower Party of any funds derived from the Portfolio, including security deposits, insurance proceeds and condemnation awards; (d) the fraud or misrepresentation by Borrower or any Borrower Party made in or in connection with the Loan Documents or the Loans; (e) Borrower's collection of rents more than one month in advance; (f) Borrower's failure to apply proceeds of rents or any other payments in respect of the leases and other income of the Portfolio or any other collateral to the costs of maintenance and operation of the Portfolio and to the payment of taxes, lien claims, insurance premiums, Debt Service and other amounts due under the Loan Documents; (g) Borrower's interference with Administrative Agent's exercise of rights under the Assignment of Rents and Leases; (h) the failure to maintain the Hedge Instrument in accordance with
Section 8.16; (i) Borrower's failure to maintain insurance as required by this Agreement or to pay any taxes or assessments affecting the Portfolio or any portion thereof, or any mortgage recording or similar taxes required to be paid by any Person in connection with the execution, delivery, recordation, filing, registration, perfection or enforcement of any of the Loan Documents; (j) damage or destruction to the any Property caused by the acts or omissions of Borrower, its agents, employees, or contractors; (k) Borrower's obligations with respect to environmental matters under ARTICLE 4; (l) Borrower's failure to pay for any loss, liability or expense (including attorneys' fees) incurred by Administrative Agent or any Lender arising out of any claim or allegation made by Borrower, its successors or assigns, or any creditor of Borrower, that this Agreement or the transactions contemplated by the Loan Documents establish a joint venture, partnership or other similar arrangement among Borrower, Administrative Agent, the Lenders, or any of them; or (m) any brokerage commission or finder's fees claimed in connection with the transactions contemplated by the Loan Documents. None of the foregoing limitations on the personal liability of Borrower shall modify, diminish or discharge the personal liability of (n) any Guarantor or (2) any Joinder Party. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, (A) neither Administrative Agent nor the Lenders shall be deemed to have waived any right which Administrative Agent or any Lender may have under Sections 506(a), 506(b), 1111(b) or any other provision of the United States Bankruptcy Code, as such sections may be amended, to file a claim for the full amount due to Administrative Agent or such Lender under the Loan Documents or to require that all collateral shall continue to secure the amounts due under the Loan Documents, and (B) the Indebtedness shall be fully recourse to Borrower in the event that: (I) there is a default under Section 9.8 or Section 9.9 hereof; (II) Borrower fails to obtain Administrative Agent's prior written consent to any subordinate financing or other voluntary lien encumbering the Property; or (III) Borrower fails to obtain Administrative Agent's prior written consent to any assignment, transfer, or conveyance of the Property or any interest therein as required by the Loan Documents, except as otherwise permitted under the Loan Documents.

        SECTION 12.2 LIMITATION ON LIABILITY OF LENDER'S OFFICERS, EMPLOYEES, ETC. Any obligation or liability whatsoever of Administrative Agent or any Lender which may arise at any time under this Agreement or any other Loan Document shall be satisfied, if at all, out of Administrative Agent's or such Lender's respective assets only. No such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of Administrative Agent's or any Lender's shareholders, directors, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise.

                                   ARTICLE 13

                              ADMINISTRATIVE AGENT

        SECTION 13.1 APPOINTMENT, POWERS AND IMMUNITIES. Each Lender hereby appoints and authorizes Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to Administrative Agent by the terms of this Agreement and of the other Loan Documents, together with such other powers as are reasonably incidental thereto. Administrative Agent (which term as used in this sentence and in Section 13.5 and the first sentence of Section 13.6 shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents):

                        (i) shall have no duties or responsibilities except
                those expressly set forth in this Agreement and in the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender;

                        (ii) shall not be responsible to the Lenders for any
                recitals, statements, representations or warranties contained in this Agreement or in any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any Note or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by Borrower or any other Person to perform any of its obligations hereunder or thereunder; and

                        (iii) shall not be responsible for any action taken or
                omitted to be taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except to the extent any such action taken or omitted violates Administrative Agent's standard of care set forth in the first sentence of Section 13.5.

Administrative Agent may employ agents and attorneys-in-fact, and may delegate all or any part of its obligations hereunder, to third parties and shall not be responsible for the negligence or misconduct of any such agents, attorneys-in-fact or third parties selected by it in good faith. Administrative Agent may deem and treat the payee of a Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with Administrative Agent.

        SECTION 13.2 RELIANCE BY ADMINISTRATIVE AGENT Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders, and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

        SECTION 13.3 DEFAULTS Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Potential Default or Event of Default unless Administrative Agent has received notice from a Lender or Borrower specifying such Potential Default or Event of Default and stating that such notice is a "Notice of Default". In the event that Administrative Agent receives such a notice of the occurrence of a Potential Default or Event of Default, Administrative Agent shall give prompt notice thereof to the Lenders. Administrative Agent shall (subject to Section 13.7) take such action with respect to such Potential Default or Event of Default and other matters relating to the Loans as shall be directed by the Lenders in accordance with a separate agreement entered into by Administrative Agent and the Lenders.

        SECTION 13.4 RIGHTS AS A LENDER With respect to GECC's Commitment and the Loans made by it, GECC (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. GECC (and any successor acting as Administrative Agent) and its affiliates (including GECC) may (without having to account therefor to any Lender) lend money to, make investments in and generally engage in any kind of lending, trust or other business with Borrower (and any of its Affiliates) as if it were not acting as Administrative Agent, and GECC and its affiliates (including GECC may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

        SECTION 13.5 STANDARD OF CARE; INDEMNIFICATION. In performing its duties under the Loan Documents, Administrative Agent will exercise the same degree of care as GECC normally exercises in connection with real estate loans in which no syndication or participations are involved, but Administrative Agent shall have no further responsibility to any Lender except as expressly provided herein and except for its own gross negligence or willful misconduct which resulted in actual loss to such Lender, and, except to such extent, Administrative Agent shall have no responsibility to any Lender for the failure by Administrative Agent to comply with any of Administrative Agent's obligations to Borrower under the Loan Documents or otherwise. The Lenders agree to indemnify Administrative Agent (to the extent not reimbursed under Section 11.5, but without limiting the obligations of Borrower under Section 11.5) ratably in accordance with the aggregate principal amount of the Loans held by the Lenders (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Administrative Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that Borrower is obligated to pay under Section 11.5, but excluding, unless a Event of Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from Administrative Agent's breach of its standard of care set forth in the first sentence of this Section.

        SECTION 13.6 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and its Affiliates and decision to enter into this Agreement and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or under any other Loan Document. Subject to the provisions of the first sentence of Section 13.5, Administrative Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the Property or the books of Borrower or any of its Affiliates. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by Administrative Agent hereunder or as otherwise agreed by Administrative Agent and the Lenders, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower or any of its Affiliates that may come into the possession of Administrative Agent or any of its affiliates.

        SECTION 13.7 FAILURE TO ACT. Except for action expressly required of Administrative Agent hereunder, and under the other Loan Documents, Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 13.5 against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

        SECTION 13.8 RESIGNATION OF ADMINISTRATIVE AGENT. Administrative Agent may resign at any time by giving notice thereof to the Lenders and Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Administrative Agent which shall be a financial institution that has
(a) an office in New York, New York with a combined capital and surplus of at least $500,000,000 and (b) knowledge and experience comparable to the resigning Administrative Agent's knowledge and experience in the servicing of loans similar to the Loans hereunder. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation of the retiring Administrative Agent, then the retiring Administrative Agent's resignation shall nonetheless become effective and (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (ii) the Majority Lenders shall perform the duties of Administrative Agent (and all payments and communications provided to be made by, to or through Administrative Agent shall instead be made by or to each Lender directly) until such time as the Majority Lenders appoint a successor agent as provided for above in this Section 13.8. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this Section 13.8). The fees payable by Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article 13 and Section 11.5 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                            [Signature Pages Follow]

           EXECUTED as of the date first written above.

LENDER:                                GENERAL ELECTRIC CAPITAL
                                       CORPORATION, a New York corporation


                                       By:   /s/ Anthony Juliano
                                          -------------------------------------
                                          Name: Anthony Juliano
                                          Title:  Authorized Signatory


                                       Address for Notices:


                                       General Electric Capital Corporation
                                       125 Park Avenue
                                       9th Floor
                                       New York, New York 10017
                                       Attention:
                                       Telecopier No.:


                                       Lending Office for Eurodollar and
                                       Alternate Base Rate Loans:


                                       General Electric Capital Corporation
                                       125 Park Avenue
                                       9th Floor
                                       New York, New York 10017
                                       Attention:
                                       Telecopier No.:

BORROWER:                              CCP/SHURGARD VENTURE, LLC, a
                                       Delaware limited liability company

                                       By: SHURGARD DEVELOPMENT IV, INC.,
                                           a Washington  corporation,  its
                                           managing member


                                       By:  /s/ Harrell L. Beck
                                          -------------------------------------
                                                Harrell L. Beck,
                                                Senior Vice President


                                       Address for Notices:


                                       CCP/Shurgard Venture, LLC
                                       c/o Shurgard Storage Centers, Inc.
                                       1155 Valley Street
                                       Seattle, Washington 98109
                                       Attention: Chief Executive Officer and
                                                  General Counsel
                                       Telecopy:  (206) 652-3760

ADMINISTRATIVE AGENT:                  GENERAL ELECTRIC CAPITAL CORPORATION,
                                       a New York corporation,
                                       as Administrative Agent

                                       By:   /s/ Anthony Juliano
                                          -------------------------------------
                                                 Anthony Juliano
                                                 Authorized Signatory

                                       Address for Notices:

                                       General Electric Capital Corporation
                                       125 Park Avenue
                                       9th Floor
                                       New York, New York 10017
                                       Attention:
                                       Telecopier No.:

                                     JOINDER


By executing this Joinder (the "JOINDER"), the undersigned ("JOINDER PARTIES") jointly and severally guaranty the performance by Borrower of Borrower's obligations with respect to environmental matters under ARTICLE 4 of this Agreement, Borrower's indemnification obligations under Section 8.12 of this Agreement, and all obligations and liabilities for which Borrower is personally liable under Section 12.1 of this Agreement. This Joinder is a guaranty of full and complete payment and performance and not of collectability.

1. WAIVERS. To the fullest extent permitted by applicable law, each Joinder Party waives all rights and defenses of sureties, guarantors, accommodation parties and/or co-makers and agrees that its obligations under this Joinder shall be primary, absolute and unconditional, and that its obligations under this Joinder shall be unaffected by any of such rights or defenses, including:

(a) the unenforceability of any Loan Document against Borrower and/or any Guarantor or other Joinder Party;

(b) any release or other action or inaction taken by Administrative Agent or any Lender with respect to the collateral, the Loans, Borrower, any Guarantor and/or other Joinder Party, whether or not the same may impair or destroy any subrogation rights of any Joinder Party, or constitute a legal or equitable discharge of any surety or indemnitor;

(c) the existence of any collateral or other security for the Loans, and any requirement that Administrative Agent or any Lender pursue any of such collateral or other security, or pursue any remedies it may have against Borrower, any Guarantor and/or any other Joinder Party;

(d) any requirement that Administrative Agent or any Lender provide notice to or obtain a Joinder Party's consent to any modification, increase, extension or other amendment of the Loans, including the guaranteed obligations;

(e) any right of subrogation (until payment in full of the Loans, including the guaranteed obligations, and the expiration of any applicable preference period and statute of limitations for fraudulent conveyance claims);

(f) any defense based on any statute of limitations;

(g) any payment by Borrower to Administrative Agent or any Lender if such payment is held to be a preference or fraudulent conveyance under bankruptcy laws or Administrative Agent or any Lender is otherwise required to refund such payment to Borrower or any other party; and

(h) any voluntary or involuntary bankruptcy, receivership, insolvency, reorganization or similar proceeding affecting Borrower or any of its assets.

2. AGREEMENTS. Each Joinder Party further represents, warrants and agrees that:

(a) The obligations under this Joinder are enforceable against each such party and are not subject to any defenses, offsets or counterclaims;

(b) The provisions of this Joinder are for the benefit of Administrative Agent and the Lenders and their successors and assigns;

(c) Administrative Agent and the Lenders shall have the right to (i) renew, modify, extend or accelerate the Loans, (ii) pursue some or all of its remedies against Borrower, any Guarantor or any Joinder Party, (iii) add, release or substitute any collateral for the Loans or party obligated thereunder, and (iv) release Borrower, any Guarantor or any Joinder Party from liability, all without notice to or consent of any Joinder Party (or other Joinder Party) and without affecting the obligations of any Joinder Party (or other Joinder Party) hereunder;

(d) Each Joinder Party covenants and agrees to furnish to Administrative Agent, within ninety (90) days after the end of each fiscal year of such Joinder Party, a current (as of the end of such fiscal year) balance sheet of such Joinder Party, in scope and detail satisfactory to Administrative Agent, certified by the chief financial representative of such Joinder Party and, if required by Administrative Agent, prepared on a review basis and certified by an independent public accountant satisfactory to Administrative Agent;

(e) The obligations of Joinder Party under this Joinder shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower in respect of any of the obligations Joinder Party hereunder is rescinded or must be otherwise restored by any holder of the Notes or other obligations under this Agreement, whether as a result of any proceedings in bankruptcy or reorganization or otherwise; and Joinder Party agrees that it will indemnify Administrative Agent and the Lenders on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by Administrative Agent or any of the Lenders in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

(f) TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH JOINDER PARTY, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON. THIS WAIVER IS A MATERIAL INDUCEMENT TO ADMINISTRATIVE AGENT AND THE LENDERS TO ENTER INTO THIS AGREEMENT; and

(g) Each Joinder Party covenants and agrees to cooperate with Administrative Agent and the Lenders upon the sale, assignment or transfer of the Loans, or any portion thereof, in accordance with the provisions of Section 11.9 and Section
11.24 of this Agreement.

        This Joinder shall be governed by the laws of the State of New York.

        Executed as of December ____, 2000.

                                       JOINDER PARTIES:


                                       SHURGARD DEVELOPMENT IV,
                                       INC., a Washington corporation


                                       By:  /s/ Harrell L. Beck
                                          -------------------------------------
                                          Name: Harrell L. Beck
                                                -------------------------------
                                          Title: Senior Vice President
                                                 ------------------------------

                                                         [CORPORATE SEAL]